UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Pursuit Attractions and Hospitality, Inc.

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2026 Notice of Annual Meeting and Proxy Statement

April 15, 2026

Dear Fellow Shareholder:

We invite you to attend the 2026 Annual Meeting of Shareholders, which will be held virtually on Thursday, June 4, 2026, at 8:00 a.m. MDT. The Annual Meeting will be a completely virtual meeting of shareholders conducted via live audio webcast to enable our shareholders to participate from any location. You will be able to attend the Annual Meeting online by registering at www.proxydocs.com/PRSU using the control number which appears on your Notice of Internet Availability of proxy materials, on your proxy card (printed in the gray box), or on any additional voting instructions that accompanied your proxy materials. You will have the ability to submit questions in advance of, and real-time during, the Annual Meeting via the meeting website.

We have produced an interactive proxy statement that will provide our shareholders with better capability to navigate through the document, making key information easier to find and evaluate. The interactive proxy statement is accessible at www.proxydocs.com/PRSU prior to and during the Annual Meeting.

Your vote is important, and whether or not you plan to participate in the meeting, please complete and return your proxy card to designate the proxies to vote your shares.

Thank you for continuing to support our company.

Sincerely,

Joshua E. Schechter	David W. Barry
Chairman of the Board	President and Chief Executive Officer

This proxy statement is dated April 15, 2026, and is first being made available to shareholders via the internet on or about April 15, 2026. Iconic Unforgettable Inspiring

Time and Date 8:00 a.m. MDT, Thursday, June 4, 2026 Online check-in will be available beginning at 7:45 a.m. MDT. Please allow ample time for the online check-in process.

Place

This year’s meeting will be held via the internet through a virtual web conference accessible by registering at www.proxydocs.com/PRSU.

To participate in the Annual Meeting, you will need your control number which appears on your Notice of Internet Availability of proxy materials, on your proxy card (printed in the gray box), or on any additional voting instructions that accompanied your proxy materials.

Record Date April 7, 2026

Pursuit Attractions and Hospitality, Inc. 1401 17th Street, Suite 1400 Denver, Colorado 80202

Notice of 2026 Annual Meeting of Shareholders

Voting

If you were a shareholder on April 7, 2026, you may vote at the Annual Meeting. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other matters to be voted on.

Matters to be voted on

Proposal		Board Recommendations	Page
1	Elect two Class I directors, Joshua E. Schechter and Jill H. Bright, to serve until the 2029 annual meeting of shareholders;	FOR each nominee	10
2	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2026;	FOR	71
3	Approve, on an advisory basis, the compensation of our named executive officers; and	FOR	73
4	Any other business that may properly come before the meeting or any adjournment thereof.

Your vote is important! Please submit your proxy as soon as possible to ensure that your shares are represented regardless of whether you participate in the meeting. This notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. Shareholders should access and review all proxy materials before voting.

By Order of the Board of Directors,

Mike Archiopoli

SVP, General Counsel & Corporate Secretary

April 15, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 4, 2026:
Our Notice of 2026 Annual Meeting of Shareholders, Proxy Statement, and 2025 Annual Report on Form 10-K are available at www.proxydocs.com/PRSU

Our Board of Directors (the “Board”) is providing this Proxy Statement in connection with Pursuit’s 2026 Annual Meeting of Shareholders (“Annual Meeting”) to be held via the internet through a virtual web conference on Thursday, June 4, 2026, at 8:00 a.m. MDT, and any adjournment or postponement thereof. To participate in the meeting online, shareholders should register at www.proxydocs.com/PRSU.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed on or about April 15, 2026, to all shareholders entitled to vote at the Annual Meeting. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each record shareholder, we may furnish proxy materials by providing internet access to those documents. This Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card.

Securities Authorized for Issuance Under Equity Compensation Plans	61
CEO Pay Ratio	62
Pay Versus Performance	63

Audit Committee Report for the Year Ended December 31, 2025	69

Proposal 2: Ratification of the Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2026	71
Audit Committee Pre-Approval Policy	71
Fees and Services of Independent Registered Public Accounting Firm	72

Proposal 3: Advisory Approval of Named Executive Officer Compensation	73

General Information About the Annual Meeting	74
Who Can Vote	74
Board Recommendations on Proposals	74
Voting Requirements	75
Participation in the Annual Meeting	75
Voting Your Proxy	76
Eliminating Duplicative Proxy Materials	76
Other Business	77
Solicitation of Proxies	77
How to Vote	77
Revoking Your Proxy	78

Submission of Shareholder Proposals and Director Nominations	79

Additional Filings	80

References to “we,” “us,” “our,” “the Company,” and “Pursuit” refer to Pursuit Attractions and Hospitality, Inc. and its subsidiaries. All references to “years,” unless otherwise noted, refer to our fiscal year, which ends on December 31.

Forward-Looking Statements

This proxy statement contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words, and variations of words, such as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “seek,” “target,” “will,” and similar expressions are intended to identify our forward-looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions, or goals also are forward-looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.

Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:

•
general economic and geopolitical uncertainty in key global markets and a worsening of global economic conditions;
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the seasonality of our businesses;
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the competitive nature of the industries in which we operate;
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travel industry disruptions;
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changes in consumer tastes and preferences for recreational activities;
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natural disasters, weather conditions, and other catastrophic events;
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accidents and adverse incidents at our hotels and attractions;
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the sufficiency and cost of insurance coverage;
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the impact of our borrowings, including our revolving credit facility, on our operational and financial flexibility;
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risks of new capital projects not being commercially successful;
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our ability to fund capital expenditures, or our ability to deploy capital in line with our strategic objectives;
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our ability to successfully integrate and achieve anticipated benefits from acquisitions;
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unknown or contingent liabilities from acquisitions;
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failure to adapt to technological developments or industry trends;
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our inability to realize the strategic, financial and operational benefits from the sale of the Company’s Flyover attractions;
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potential increases in operating expenses;
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conducting business globally, including the impact of regulatory regimes in geographies where we operate or may expand;
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our exposure to currency exchange rate fluctuations;
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liabilities relating to prior and discontinued operations;
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the importance of key personnel to our business;
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the impact of labor shortages;
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our exposure to cybersecurity attacks and threats, including the impact of fraud;
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compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data;
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compliance with foreign data privacy laws that apply to our activities;
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our exposure to litigation in the ordinary course of business;
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changes in federal, state, local or foreign tax laws;
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our ability to comply with extensive environmental requirements;
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risks related to ownership of our common stock; and
•
other risks and uncertainties included under Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025.

For a more complete discussion of the risks and uncertainties that may affect our business or financial results, refer to “Risk Factors” in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31,

2025, which was filed with the SEC on February 25, 2026. These statements are based upon information available to us as of the date hereof and we disclaim and do not undertake any obligation to update or revise any forward-looking statement in this proxy statement except as required by applicable law or regulation.

Proposal 1: Election of Directors

Skills, Qualifications, and Experience of Directors

Our Board believes that our directors should have certain qualifications and has concluded that each of our directors, including the nominees listed below under "Director Nominees," possesses the following specific qualifications and should serve on the Board:

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Commitment to the long-term interests of our shareholders;
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Highest ethical standards and integrity;
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Willingness to act on and be accountable for Board decisions;
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Ability to provide informed and thoughtful counsel to the Company’s management (“Management”) on a range of issues;
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History of achievement that reflects superior standards for himself/herself and others;
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Loyalty and commitment to driving our Company’s success;
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Willingness to ask questions and pursue answers;
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Ability to take tough positions, while at the same time work as a team player;
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Willingness to devote sufficient time to carry out effectively all Board duties and responsibilities;
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Adequate time to spend learning our businesses; and
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Individual background that contributes to a portfolio of experience, knowledge, and personal attributes commensurate with our needs.

Board Structure

Our Amended and Restated Bylaws (the “Bylaws”) provide that, from time to time, the Board shall fix the number of directors. Currently, we have seven directors on our Board. Our Board is divided into three classes, each with staggered three-year terms. The current term of the two Class I directors will expire at the Annual Meeting, and the terms of the two Class II directors and three Class III directors will expire at the annual meetings of shareholders in 2027 and 2028, respectively.

Pursuant to the terms of the Stockholders Agreement, dated August 5, 2020, by and among the Company and Crestview Partners IV GP, L.P. and affiliated entities (the “Crestview Parties”), for so long as the Crestview Parties have, in the aggregate, record and beneficial ownership of 67% of the total number of shares of common stock issuable on conversion of their original preferred stock investment (the “Initial Share Ownership”), the Crestview Parties are entitled to designate two nominees for election to the Board at an annual meeting of shareholders by all holders entitled to vote in the election of directors. Should they not meet the 67% threshold, the Crestview Parties are entitled to designate one director nominee for election to the Board at an annual meeting of shareholders by all holders entitled to vote in the election of directors and appoint one non-voting Board observer for so long as they have, in the aggregate, record and beneficial ownership of at least 33% of the Initial Share Ownership. Pursuant to these rights, the Crestview Parties are currently entitled to designate two nominees for election to the Board. Jill H. Bright and Brian P. Cassidy serve on our Board as designees of the Crestview Parties.

Director Nominees

Our Corporate Governance and Nominating Committee recommended, and our Board nominated, incumbent directors Joshua E. Schechter and Jill H. Bright as Class I directors. Each of the director nominees is independent under the New York Stock Exchange (“NYSE”) listing standards, applicable SEC rules and

Pursuit 2026 PROXY STATEMENT | 10

PROPOSAL 1: ELECTION OF DIRECTORS

regulations, and our Corporate Governance Guidelines. If elected, each nominee has agreed to serve another term. If elected, the terms of Mr. Schechter and Ms. Bright will expire at the 2029 annual meeting.

Board Recommendation The Board recommends that you vote “FOR” the election of these director nominees.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Director

The following sets forth information regarding each director and director nominee as of April 7, 2026.

Class I Director Nominees for Election for a Term Expiring at the 2029 Annual Meeting of Shareholders

Age 63 Director since 2024 Other Directorship: • Interactive Brokers Group, Inc. Pursuit Committees • Human Resources (Chair) • Corporate Governance and Nominating	Jill H. Bright Operating Executive, Crestview Partners

Jill H. Bright has been an operating executive at Crestview, a private equity firm, since June 2022.

In addition, she has served as Chief Transformation Officer for OneMagnify, a global marketing solutions company, since October 2023.

Ms. Bright was the Chief Administrative Officer for LionTree LLC, an M&A advisory firm specializing in the telecom, media and technology sectors, from December 2020 to September 2021.

She also served as Executive Vice President of human resources and administration at Sotheby’s, a broker of fine art and rare objects, from July 2017 to March 2020.

Ms. Bright previously served on the Board and as the chair of the compensation committee for WOW!, a telecommunications company and cable operator, from September 2017 until its acquisition in December 2025. In April 2022, she was appointed to the Board of Interactive Brokers Group, Inc., an automated global electronic broker.

She was on the Board of Service Express, a Michigan-based data services management firm, from August 2020 to July 2024, and of Simulmedia, a New York-based digital advertising company, from August 2020 to September 2023.

Previously, Ms. Bright spent more than 20 years at Condé Nast leading the human resources group for over a decade until her appointment as Chief Administrative Officer in 2010.

Board Qualifications and Skills

Ms. Bright has an MBA from NYU Stern School of Business, and she adds to the Board a wealth of expertise in human resources and organizational effectiveness.

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PROPOSAL 1: ELECTION OF DIRECTORS

Age 53 Director since 2015 Other Directorships: • Barnwell Industries, Inc. • Lifecore Biomedical, Inc. Pursuit Committees • Audit • Corporate Governance and Nominating	Joshua E. Schechter Chairman of the Board

Mr. Schechter has been a member of the Board of Directors of Lifecore Biomedical, Inc. (formerly known as Landec Corporation), a health and wellness commercialization company (NASDAQ: LFCR), since October 2020, is a member of its Audit Committee, and was the chair of its Nominating and Governance Committee from 2022 to 2024. In December 2025, Mr. Schechter was appointed to the Board of Directors of Barnwell Industries, Inc. (NYSE American: BRN) and serves on its Compensation Committee. Mr. Schechter served as a director of Bed Bath & Beyond, Inc. (formerly NASDAQ: BBBY), a retailer of domestic merchandise and home furnishings, from May 2019 through June 2023, and was a member of its Audit Committee.

From June 2016 to September 2021, Mr. Schechter was a director, chairman of the board, and member of the Audit, Nominating, and Corporate Governance Committees of Support.com, which subsequently merged with Greenidge Generation Holdings (NASDAQ: GREE), a provider of cloud-based software and services for technology support. From April 2018 to January 2020, Mr. Schechter was a director and chairman of the board of Sunworks, Inc. (formerly NASDAQ: SUNW), a provider of solar power solutions, as well as a member of its Nominating and Corporate Governance and Audit Committees. From April 2018 to June 2019, Mr. Schechter was a director of Genesco Inc. (NYSE: GCO), a footwear retailer, as well as a member of its Strategic Committee. From 2008 to May 2015, he was a director of Aderans Co., Ltd., a multinational company engaged in hair-related business, and Executive Chairman of its holding company, Aderans America Holdings, Inc. From 2001 to 2013, Mr. Schechter was Managing Director of Steel Partners Ltd., a privately owned hedge fund sponsor, and from 2008 to 2013, he was co-President of Steel Partners Japan Asset Management, LP, a private company offering investment services.

Board Qualifications and Skills

Together with his managerial and public company board experience, Mr. Schechter’s experience in corporate governance matters, capital markets, acquisitions, and other transactions in a variety of industries provides valuable insight to our Board.

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PROPOSAL 1: ELECTION OF DIRECTORS

Directors Continuing In Office

Class II Directors with a Term Expiring at the 2027 Annual Meeting of Shareholders

Age                                            52

Director since 2020

Other Directorships:

•
Camping World Holdings
•
Journey Beyond
•
Saber Interactive
•
Congruex Holding
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Framestore/Company 3
•
Hornblower Holdings
•
Digicomm
•
The Gersh Agency

Pursuit Committees

•
Human Resources
Brian P. Cassidy President and Partner, Crestview Partners

Brian Cassidy joined Crestview in 2004 and is president and a partner of the firm, a member of its Investment Committee, and the head of Crestview’s media strategy.

Prior to Crestview, Mr. Cassidy worked in private equity at Boston Ventures, investing in the media, entertainment and business services industries. He also worked as the acting Chief Financial Officer of a Boston Ventures’ portfolio company, ec-Content.

Previously, Mr. Cassidy was an investment banking analyst at Alex, Brown & Sons, where he advised companies in the consumer and business services sectors on capital markets and M&A transactions.

He is currently a member of the board of directors of Camping World Holdings (since March 2011), where he serves as a member of the Compensation Committee, and previously served as a member of the Governance Committee (2016 through 2020) and Audit Committee (2016). Mr. Cassidy serves as a member of the board of directors of Journey Beyond (since July 2024), Saber Interactive (since September 2024), Congruex Holdings (since November 2017), Framestore/Company 3 (since November 2020), Hornblower Holdings (since April 2018), Digicomm (since August 2022), and The Gersh Agency (since April 2023).

Mr. Cassidy was a member of the board of directors of WOW! from December 2015 until its acquisition in December 2025 and was a member of its Nominating and Corporate Governance Committee since 2018. In addition, he was previously involved with TenCate Grass, Charter Communications, Cumulus Media, Insight Communications, Interoute Communications, NEP Group, OneLink Communications, ICM Partners, Industrial Media, and ValueOptions.

Board Qualifications and Skills

Mr. Cassidy brings to our Board deep experience within the media, entertainment and business services sectors, along with expertise in mergers and acquisitions, corporate finance, and capital markets.

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PROPOSAL 1: ELECTION OF DIRECTORS

Age 57 Director since 2017 Other Directorships: • LCI Industries • Avnet • ISAAC Instruments Pursuit Committees • Audit (Chair) • Corporate Governance and Nominating	Virginia L. Henkels Former Executive Vice President, Chief Financial Officer, and Treasurer, Swift Transportation Company

Ms. Henkels served as Executive Vice President, Chief Financial Officer, and Treasurer of Swift Transportation Company, a then-publicly traded transportation services company, where she led numerous capital market transactions, including its 2010 initial public offering, during her tenure from 2008 to 2017. She held various finance and accounting leadership positions with increasing responsibilities since 2004 at Swift Transportation and from 1990 to 2002 at Honeywell International, Inc. (NYSE: HON), a worldwide diversified technology and manufacturing company, including an expatriate international assignment.

Ms. Henkels was most recently Chief Financial Officer and Secretary of Empowerment & Inclusion Capital I Corp. (formerly NYSE: EPWR.U), a special-purpose acquisition company from October 2020 to February 2023.

Ms. Henkels has served as a director of LCI Industries (NYSE: LCII), a supplier of engineered components to the recreation and industrial products markets, since September 2017, where she serves as the Audit Committee Chair and a member of the Compensation Committee and Risk Committee; Avnet (NYSE: AVT), leading global technology distributor and solutions provider, since August 2024, where she serves on the Audit Committee and the Corporate Governance Committee; and, since March 2023, as a director of ISAAC Instruments, a privately held solutions provider of fleet management technology.

From September 2018 through November 2021, Ms. Henkels served as a director and a member of the Audit, Compensation, and Nominating and Governance Committees of Echo Global Logistics, Inc. (formerly NASDAQ: ECHO), a provider of technology-enabled transportation and supply chain management services.

Board Qualifications and Skills

Ms. Henkels is currently a member of the National Association of Corporate Directors and the Women’s Corporate Director organizations. She is a former CPA and brings to our Board extensive experience in finance, accounting, capital markets, and investor relations as well as experience in strategy development, risk management, mergers and acquisitions, audit, corporate culture, and corporate governance.

15 | Pursuit 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Class III Directors with a Term Expiring at the 2028 Annual Meeting of Shareholders

Age 67 Director since 2022 Other Directorships: • Cintas Corporation • Cotton Patch Café Pursuit Committees • Corporate Governance and Nominating (Chair) • Human Resources	Beverly K. Carmichael Former EVP – Chief People, Culture & Resource Officer, Red Robin Gourmet Burgers, Inc.

From December 2017 to April 2019, Ms. Carmichael served as EVP – Chief People, Culture & Resource Officer of Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB), a chain of casual dining restaurants. She was also the SVP, Chief People Officer of Cracker Barrel Old Country Store, Inc. (NASDAQ: CBRL), a chain of restaurants and gift stores, from January 2014 to December 2017. She has held similar positions with both Southwest Airlines Co. (NYSE: LUV) and Ticketmaster.

Ms. Carmichael has also practiced law with Manatt, Phelps, and Phillips, LLP, one of the nation’s leading law firms, and is an active member of the bars of California and Texas.

In January 2024, Ms. Carmichael joined the Board of Directors of Cintas Corporation (NASDAQ: CTAS), a global leader in workplace products and services where she serves on the Compensation Committee and the Nominating and Governance Committee. Since January 2022, Ms. Carmichael has served on the Board of Directors of Cotton Patch Café, a privately-owned restaurant chain serving scratch-made, Texas-inspired food.

From March 2023 through March 2024, Ms. Carmichael served on the Board of Directors of ezCater, a trusted provider of corporate food solutions. Beginning in March 2022, Ms. Carmichael served on the Board of Directors of Blue Apron (formerly NYSE: APRN), an ingredient-and-recipe meal kit company, and was a chair of its People, Culture & Compensation Committee, and a member of its Nominating and Corporate Governance Committee, until it was acquired by Wonder Group in November 2023. Previously, she served as a member of the Board of Directors of Leaf Group (formerly NYSE: LEAF), a brand-driven consumer internet company, from July 2018 until it was acquired by Graham Holdings Company (NYSE: GHC) in June 2021, and was chair of its Compensation Committee and a member of its Nominating and Corporate Governance and Audit Committees.

Board Qualifications and Skills

Ms. Carmichael brings to our Board a combination of depth of experience with world-class hospitality companies and a background in employment law and human resources, which reinforces our focus on one of our most important resources—our people.

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PROPOSAL 1: ELECTION OF DIRECTORS

Age 72 Director since 2018 Other Directorship: • Ogunquit Playhouse Pursuit Committees • Audit • Human Resources	Denise M. Coll Former President, North America Starwood Hotels & Resorts

Ms. Coll served as a member of the Board of Trustees of LaSalle Hotel Properties (formerly NYSE: LHO), a real estate investment trust, from 2013 until it was sold in December 2018.

Prior to joining LaSalle, she served as President, North America Division of Starwood Hotels & Resorts Worldwide, Inc., a subsidiary of Marriott International, Inc. (NASDAQ:MAR), a multinational diversified hospitality company. Ms. Coll led Starwood’s largest division with over 500 hotels, from 2007 to 2013, and was Senior Vice President, Operations – North American Division, from 2005 to 2007.

Prior to that, she served as Senior Vice President of Seaport Companies, a Boston-based hotel company, from 2003 to 2004, and Chief Operating Officer from 1998 to 2003.

Ms. Coll was also Senior Vice President & Area Director of Operations for ITT Sheraton Corporation-North America Division, an international hotel company, from 1995 to 1998, and prior to that, she held various positions within the Sheraton organization with increasing responsibility from 1980 to 1994.

She was a member of the Board of Directors of Enlivant, one of the nation’s largest owners and operators of senior living communities, from 2014 through 2023.

Ms. Coll is also a Trustee of Simmons College, member of its Finance committee, and Chair of its Facilities Committee, and has also been a member of the National Association of Corporate Directors since 2014.

She is a member of the board of directors of the Ogunquit Playhouse, a member of its Nominating and Governance Committee and Educational Task Force, and Vice Chair of its Facilities Committee.

She is also Chair of the Board of Trustees of the University of Massachusetts Amherst Foundation and on the Advisory Board of South Boston Catholic Academy.

Board Qualifications and Skills

Ms. Coll is respected as one of the most successful and seasoned operators in our industry and brings to the Board more than 40 years of experience in the hospitality industry and a strong background in hotel operations, brand creation and management.

17 | Pursuit 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Age 63 Director since 2024	David W. Barry President & Chief Executive Officer

Mr. Barry has served as our President and Chief Executive Officer since December 2024. Prior to that, Mr. Barry was President of Pursuit from June 2015 to December 2024.

Before joining the Company, Mr. Barry served as Chief Executive Officer and President of Trust Company of America, an independent registered investment adviser custodian, from 2011 to June 2015. From 2007 to 2011, Mr. Barry served as Chief Executive Officer of Alpine/CMH, a helicopter skiing company.

Prior to that, Mr. Barry was Chief Operating Officer for all United States resort operations of Intrawest Corporation (formerly NYSE: IDR) (now Alterra Mountain Company), a North American mountain resort and adventure company, from 2004 to 2007.

Board Qualifications and Skills

Mr. Barry brings to the Board extensive public company and hospitality industry experience.

Pursuit 2026 PROXY STATEMENT | 18

Executive Officer Biographical Information

The names and certain biographical information about our executive officers are set forth below (other than Mr. Barry, whose information is set forth above under “Proposal 1: Election of Directors—Directors Continuing in Office - Class III Directors with a Term Expiring at the 2028 Annual Meeting of Shareholders”) as of April 7, 2026.

Name	Age	Business Experience During the Past Five Years and Other Information
Michael “Bo” Heitz	38

Mr. Heitz has served as our Chief Financial Officer since March 2025. From December 2024 to March 2025, he served as Chief Financial Officer of the Legacy Pursuit Segment (as defined below). Prior to joining Pursuit, Mr. Heitz most recently served in various roles at Vail Resorts, Inc. (NYSE: MTN) from October 2014 to November 2024, including Vice President of Corporate & Mountain Finance (December 2023 to November 2024), Vice President of Strategic Development, Investor Relations & Corporate FP&A (May 2020 to December 2023) and Vice President of Strategic Development, Investor Relations & Treasury (October 2019 to May 2020). Prior to joining Vail Resorts, Inc., Mr. Heitz worked in private equity investing at The Riverside Company and in investment banking at William Blair & Company. Mr. Heitz holds a B.S. in Business, Finance from Miami University.

Samuel Auck	49

Mr. Auck has served as our Chief Platform Officer since December 2024. Prior to that, he was the Chief Financial Officer of the Legacy Pursuit Segment (September 2022 to December 2024) and Vice President of Finance of the Legacy Pursuit Segment (September 2017 to August 2022). Before joining Pursuit, Mr. Auck served in various roles at Vail Resorts, Inc. (NYSE: MTN) from December 2012 to June 2017, including Senior Director, Corporate Finance (October 2016 to June 2017) and Director of Finance (December 2012 to October 2016). Mr. Auck holds a B.S. in Learning and Organizational Change from Northwestern University and an MBA from University of Colorado Boulder – Leeds School of Business.

Michael L. Bosco	39

Mr. Bosco has served as our Chief Accounting Officer since July 2025. Prior to joining Pursuit, Mr. Bosco most recently served in various roles of increasing responsibility at Vail Resorts, Inc. (NYSE: MTN) from November 2009 to May 2025, including Vice President and Assistant Controller (October 2022 to May 2025), Senior Director of Financial Reporting, Technical Accounting, Capital Assets, Treasury & SOX Compliance (October 2020 to October 2022), and Senior Director of Financial Reporting (October 2019 to October 2020). Mr. Bosco earned a Master’s Degree in Accounting Science from Northern Illinois University and has an Active Certified Public Accountant license issued by the State of Colorado.

Mike Archiopoli	41

Mr. Archiopoli has served as our Senior Vice President, General Counsel and Corporate Secretary since March 2026. From August 2021 to February 2026, Mr. Archiopoli served as our Assistant General Counsel. Mr. Archiopoli joined Pursuit in 2015 as Senior Corporate Counsel. Prior to that, Mr. Archiopoli served as Corporate Counsel at Microchip Technology Incorporated (NASDAQ: MCHP), a semiconductor manufacturing company, and Regional Legal Counsel for JDA Software Group, Inc. (formerly NASDAQ: JDAS), a supply chain management company. Mr. Archiopoli holds a B.S. in Business Management from Kansas State University, a J.D. from The Sandra Day O’Connor College of Law at Arizona State University, and is an active member of the bar in the State of Arizona.

19 | Pursuit 2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors and Corporate Governance

Corporate Governance Highlights

We are committed to sound corporate governance and believe that adhering to the following strong corporate governance principles is essential to our long-term success.

Independent Oversight
•
We maintain separate roles for our CEO and our independent Chairman of the Board
•
The Board actively oversees our Company’s long-range strategic plan and risk management
•
All Board members, other than our CEO, are independent with fully independent Board committees
•
We hold regular executive sessions of non-employee directors at Board and committee meetings

Board Effectiveness
•
We are committed to Board refreshment that offers a balanced mix of experience and fresh perspectives
•
The Corporate Governance and Nominating Committee leads the process for selecting new directors
•
We conduct annual Board and committee self-evaluations, and periodic peer reviews, which are designed to enhance director and Board performance

Shareholder Rights	• We have a majority voting requirement for uncontested director elections • We maintain a resignation policy for directors who do not receive a majority of cast votes
Good Governance Practices
•
No hedging or pledging of Pursuit stock by directors, executive officers, and employees is allowed
•
We conduct an annual CEO performance review
•
The Board regularly reviews succession planning for the CEO and senior leadership team
•
We have stock ownership guidelines for our directors, CEO, other named executive officers (“NEOs”), and certain other senior employees
•
Our culture of compliance and ethical behavior is reinforced through our longstanding Always Honest Compliance & Ethics Program

Pursuit 2026 PROXY STATEMENT | 20

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance Policies and Practices

Our Board has adopted the Corporate Governance Guidelines and Board Committee Charters, which provide an effective framework to govern our Company. At least annually, the Corporate Governance and Nominating Committee reviews the Corporate Governance Guidelines, each Board committee reviews its charter, and any changes are recommended for the Board’s consideration.

At Pursuit, we continually focus on governance, starting with the Board and extending to Management and all employees. As a result, the Board reviews the Company’s policies and business strategies, and advises and counsels the CEO and other executive officers who manage the Company’s businesses, including regularly reviewing the Company’s strategic plans.

For additional information about our corporate governance practices, you can access our Restated Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and Principles, Committee Charters, the Always Honest Compliance & Ethics Program, and our Code of Ethics on our website at: https://investors.pursuit.com/governance/governance-documents. Information contained in any website referenced in this Proxy Statement is not part of this Proxy Statement and is not incorporated by reference in this Proxy Statement. We will provide copies of these documents upon written request to the office of the Corporate Secretary.

Code of Ethics

Our Code of Ethics applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics is available on our corporate website at https://investors.pursuit.com/governance/governance-documents. We intend to promptly disclose on our website or in a Current Report on Form 8-K in the future (i) the date and nature of any amendment (other than technical, administrative or other non-substantive amendments) to the Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K and (ii) the nature of any waiver, including an implicit waiver, from a provision of the Code of Ethics that is granted to one of these specified individuals that relates to one or more of the elements of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the name of such person who is granted the waiver and the date of the waiver.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, executive officers and employees. In addition, it is the Company’s intent to comply with the applicable laws and regulations relating to insider trading.

Our insider trading policy generally permits directors, executive officers, and employees to engage in transactions involving our common stock only: (a) during a Company-prescribed trading window of limited duration; and (b) after seeking pre-clearance to avoid trading while in possession of material, non-public information. In addition, directors, executive officers, and employees may not engage in hedging, monetization, short position or similar transactions that are designed to limit or eliminate the risks of owning our common stock. The policy also prohibits directors, executive officers, and employees from pledging our common stock, or using it as collateral to secure personal loans or other obligations.

A copy of our insider trading policy is included as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership

The Board has separated the roles of Chairman and CEO. Mr. Schechter, our Chairman of the Board, is an independent director. The Board believes the separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing our Company while leveraging the Chairman’s experience and perspectives.

The Board believes that our governance practices are appropriate to ensure that the full Board maintains independent oversight. The responsibilities of our independent Chairman include, but are not limited to: (a) leading Board evaluations; (b) shareholder engagement; (c) Board leadership in anticipation of and during crisis; (d) acting as liaison and facilitating information flow between the Board and Management; (e) advising our CEO and Management, as well as conducting the CEO performance review; and (f) preparation for and presiding over all meetings of the Board, including executive sessions, and the annual meeting of shareholders.

Risk Oversight

Management is responsible for assessing and managing the Company’s various exposures to risk, including through the adoption of risk management controls, policies, and procedures. The Board has delegated to the Audit Committee primary responsibility to review and assess areas of financial risk for the Company. The Audit Committee also reviews Management’s plans, and the steps Management has taken to monitor and control risk, including risk assessment, risk management controls, policies, and procedures, legal and regulatory compliance, information technology and data security controls and policies.

The Board believes that cybersecurity is a critical component of our risk management program. Our security team maintains centralized documentation regarding known security risks and mitigation. Consideration of material risks from cyber threats is integrated into our enterprise risk management processes and is a standing agenda item for discussion at our Audit Committee meetings. An Information Security Executive Committee representing multiple areas of the Company is responsible for assessing and managing material risks from cybersecurity threats and represents multiple functions of the business.

Additionally, we conduct an annual risk assessment to identify, evaluate, and prioritize potential business risks. As a part of this assessment, we conduct a financial statement risk assessment and materiality analysis, including evaluating potential fraud schemes and scenarios that might affect us. Throughout the year, Management continuously monitors potential risks and updates the Audit Committee at each regular meeting.

Compensation Risk Analysis

The Board continuously monitors and manages executive compensation risk through the design of our executive compensation program. In particular, the Human Resources Committee structures our executive compensation program to mitigate the potential for excessive risk-taking by executive officers in managing our business. A few of the program features that serve this purpose include:

•
Balanced compensation components. The mix of pay for our NEOs is not overly weighted toward either short- or long-term incentive compensation and incorporates strategic objectives that are designed to drive long-term shareholder value.
•
Long-term incentive compensation structure aligned with long-term strategy. The ultimate value of NEO long-term incentive awards depends upon the value of our common stock at the time of vesting, which encourages NEOs to consider the inherent risk of short-term decisions that may affect our future performance. As a result, these awards are intended to promote long-term, strategic decisions.

Pursuit 2026 PROXY STATEMENT | 22

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

•
Stock ownership guidelines. Our stock ownership guidelines align our director and executive officer financial interests with those of our shareholders. With limited exceptions, our CEO, and other NEOs are restricted from selling our common stock until they meet their stock ownership requirement.
•
Forfeiture for wrongful actions. Short- and long-term incentive compensation is subject to forfeiture and reimbursement (i.e., clawback) provisions for conduct that may be detrimental to the Company (see the Compensation Discussion and Analysis (“CD&A”) subsection “Clawback Provisions for Detrimental Conduct”).

Committees and Director Independence

Our Board has established an Audit Committee, Corporate Governance and Nominating Committee, and Human Resources Committee (each, a “Committee”). The following table shows each Committee’s primary responsibilities, their current membership, and the number of meetings held in 2025. Based on information provided by each director concerning his or her background, employment, and affiliations, the Board has determined that all committee members are independent under the NYSE listing standards, applicable SEC rules and regulations, and our Corporate Governance Guidelines.

Each Committee may form and delegate authority to a subcommittee of one or more members of the Committee.

Audit Committee

Meetings in 2025: 8 Virginia L. Henkels, Chair Denise M. Coll Joshua E. Schechter

The Audit Committee oversees the Company’s accounting, financial reporting and disclosure processes; the adequacy of the systems of disclosure and internal control established by Management; and the audit of the Company’s financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm.

In addition, the Audit Committee oversees, among other things:

•
the performance of our internal audit function;
•
operational risks, risks related to financial controls, and the Company’s overall risk management practices, including the Company’s risk assessment and risk management policies;
•
cyber risk and security, including the Company’s cyber insurance program and the Company’s strategies and processes for assessing, identifying, and managing such risks, as well as the Company’s internal controls and disclosure controls and procedures relating to cybersecurity incidents;
•
our compliance with the Company’s programs and policies designed to ensure adherence to applicable laws, as well as to the Company’s Code of Ethics;
•
compliance with the procedures the Audit Committee established for the receipt, retention, and treatment of complaints we receive regarding our accounting, internal accounting controls, or auditing matters; and
•
the review, approval, and/or ratification of all related person transactions.

The Audit Committee has authority to obtain advice and assistance from internal or external legal, accounting, or other advisors.

The Board has determined that all Audit Committee members are independent within the meaning of the NYSE listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are “financially literate,” as defined by NYSE listing standards, and that Ms. Henkels qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance and Nominating Committee

Meetings in 2025: 3 Beverly K. Carmichael, Chair Jill H. Bright Virginia L. Henkels Joshua E. Schechter

Each year, the Corporate Governance and Nominating Committee recommends to the Board a slate of directors for election by the shareholders at the annual meeting, and, when appropriate, proposes candidates to fill Board vacancies.

In addition, among other things, the Corporate Governance and Nominating Committee:

•
manages the annual evaluation of the Board’s performance and periodic peer review evaluation;
•
reviews, and from time to time proposes changes to, the Corporate Governance Guidelines;
•
considers questions of independence related to our directors;
•
assesses and recommends to the Board the membership of each committee;
•
assesses environmental and social opportunities and risks faced by the Company;
•
oversees the orientation of newly appointed directors and continuing education opportunities for the Board; and
•
has the sole authority to retain or terminate any search firm retained to identify director candidates.

The Board has determined that all Corporate Governance and Nominating Committee members are independent within the meaning of the NYSE listing standards.

Human Resources Committee

Meetings in 2025: 5 Jill H. Bright, Chair Beverly K. Carmichael Brian P. Cassidy Denise M. Coll

The Board established the Human Resources Committee to discharge the Board’s responsibilities related to our executives’ compensation and our employee benefit plans.

In addition, among other things, the Human Resources Committee:

•
oversees the development and implementation of the Company’s compensation philosophy and strategy as it pertains to executive officers and other employees;
•
reviews and approves the salary, equity, and incentive compensation for our CEO and other executive officers;
•
approves salaries, equity awards, incentive compensation, and supplemental benefits for our other executive officers;
•
approves incentive compensation targets and awards under various compensation plans and programs;
•
monitors compliance with the Company’s stock ownership guidelines;
•
has authority to obtain advice and assistance from internal or external advisors, including a compensation consultant used to assist in the evaluation of director or executive compensation;
•
oversees the Company’s compensation clawback or similar policies;
•
regularly reviews and recommends changes to the non-employee directors’ compensation and benefits; and
•
provides input concerning the evaluation of senior management.

The Board has determined that all Human Resources Committee members are independent within the meaning of the NYSE listing standards, and are all “non-employee” directors under SEC rules.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Meetings and Annual Meeting of Shareholders

As specified in our Corporate Governance Guidelines, we expect each director to attend the annual meeting of shareholders, all Board meetings, and all meetings of committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting. During 2025, the Board held five meetings. During 2025, all directors attended more than 75% of the meetings of the Board and committees on which they served. All then-serving directors attended the 2025 annual meeting of shareholders.

Meetings of Non-Management Directors

During 2025, the independent, non-management directors of our Board met in executive session at every regular meeting of the Board and at various special meetings when necessary or appropriate. Mr. Schechter, in his capacity as Chairman of the Board, presided over all executive sessions.

Board Composition and Refreshment

The continuous exchange of new ideas is vital to our Board’s success. The Board and the Corporate Governance and Nominating Committee recognize that the interplay between diverse viewpoints, experience, and backgrounds more effectively promotes our shareholders’ long-term interests. The Board believes that shareholders are best served by both the outside perspectives offered by new directors as well as the valuable experience and familiarity provided by longer-serving directors. Since 2020, we have added Mses. Bright and Carmichael and Mr. Cassidy to our Board as independent directors. Our current average director tenure is approximately 6 years and average director age is 61 years old.

Director Nominations

As provided in its charter, the Corporate Governance and Nominating Committee has established procedures to consider candidates for Board membership. The Corporate Governance and Nominating Committee has authority under its charter to employ a third-party search firm to conduct research, review candidate data, and otherwise assist the Corporate Governance and Nominating Committee in identifying candidates to serve as a director.

A shareholder who wishes to recommend a candidate for the Board should notify the office of the Corporate Secretary in writing at the address listed in the notice of meeting attached to this Proxy Statement. Any such recommendation must include:

•
The name and address of the candidate;
•
A brief biographical description, including the candidate’s occupation for at least the last five years, and a statement of the candidate’s qualifications, taking into account the qualification requirements set forth below; and
•
The candidate’s signed consent to serve as a director, if elected, and to be named in the proxy statement.

Any formal director nomination must comply with the advance notice provisions set forth in our Bylaws.

As described in the “Submission of Shareholder Proposals and Director Nominations” section of this Proxy Statement, the Corporate Governance and Nominating Committee reviews the qualifications of any person nominated by a shareholder in a timely and proper manner.

In evaluating potential director nominees, the Corporate Governance and Nominating Committee reviews the candidate’s qualifications in light of the needs of the Board and the Company, and considering the then-current mix of director attributes. Director nominees are assessed on their qualification as independent, and by considering the candidate’s background, skills, and experience. Director nominees also must have common qualities expected of all Pursuit directors, including high personal and professional ethics, integrity and values,

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

and a commitment to representing the long-term interests of our shareholders. The Corporate Governance and Nominating Committee also ensures that the members of the Board, as a group, maintain the requisite qualifications under the NYSE listing standards for members of the Audit Committee, Human Resources Committee, and Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee believes that newly elected directors offer fresh perspectives and ideas that are critical to a forward-thinking and strategic Board. Concurrently, the Corporate Governance and Nominating Committee recognizes that longer-serving directors facilitate effective decision-making through their experience and familiarity with our business. Accordingly, the Corporate Governance and Nominating Committee and the Board seek to maintain an appropriate balance of viewpoints, skills, professional experience, and backgrounds to effectively lead the Company and serve our shareholders’ long-term interests.

As discussed above, the Crestview Parties are entitled to designate two nominees for election to the Board for so long as the Crestview Parties have, in the aggregate, record and beneficial ownership of at least 67% of the Initial Share Ownership. Thereafter, the Crestview Parties are entitled to designate one director nominee for election to the Board and appoint one non-voting Board observer for so long as they have, in the aggregate, record and beneficial ownership of at least 33% of the Initial Share Ownership.

Communication With Our Board

Interested parties may communicate directly with non-management directors, including the Chairman of the Board, in writing at the following address: Pursuit Attractions and Hospitality, Inc., 1401 17th Street, Suite 1400, Denver, Colorado 80202, Attention: Office of the Corporate Secretary. We promptly deliver all appropriate communications addressed to the Chairman or the non-management directors.

Related Person Transactions

Our Board has adopted written policies and procedures for reviewing and approving related person transactions. Whenever practical, the Audit Committee must preapprove a related person transaction, otherwise the Audit Committee must promptly ratify it. If ratification is not forthcoming, Management, or the Board as applicable, must make reasonable efforts to cancel or annul the transaction.

There have been no related person transactions since January 1, 2025.

Human Resources Committee Interlocks and Insider Participation

Our Human Resources Committee consists of the following members: Jill H. Bright, Beverly K. Carmichael, Brian P. Cassidy, and Denise M. Coll. None of the members of the Human Resources Committee is a current or former officer or employee of the Company. During 2025, none of our executive officers served on the board of directors or compensation committee of any other company that has an executive officer who serves on our Board or Human Resources Committee.

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DIRECTOR COMPENSATION

Director Compensation

Each non-employee director receives compensation for service on our Board and any of its committees. Directors who are also Pursuit officers or employees receive no special or additional remuneration for service on the Board nor do they serve on any Board committees. Mr. Barry is the only officer-director who served on the Board during 2025. Our directors are subject to the stock ownership guidelines described under the heading “Stock Ownership Guidelines” in the CD&A section of this Proxy Statement. The Human Resources Committee regularly reviews the Company’s director compensation program to ensure that it remains competitive in order to retain and attract highly qualified candidates to serve on our Board.

This table shows the components of our non-employee directors’ annual compensation for their Board service during 2025.

Compensation Components	($)
Annual Retainer	65,000	[1]
Audit Committee Chair Retainer	25,000	[1,2]
Corporate Governance and Nominating Committee Chair Retainer	15,000	[1,2]
Human Resources Committee Chair Retainer	20,000	[1,2]
Independent Chairman Retainer	100,000	[1,2]
Committee Member Retainers
• Audit	25,000	[1]
• Human Resources	20,000	[1]
• Corporate Governance & Nominating	15,000	[1]
Per Meeting Fee for each Board meeting beyond 8 meetings	1,500
Annual Restricted Stock Unit (RSU) Grant	125,000	[3]

1.
All cash retainers are paid quarterly in arrears.
2.
Committee chairs receive both the retainer for serving as chair and the retainer for their service as a member of such committee. Additionally, the independent chairman receives both the retainer for serving as independent chairman and the annual retainer.
3.
The annual RSU grant is approved each February and vests in full one year from the date of grant. Upon termination, directors who meet certain criteria will receive full vesting of the award.

The following table shows 2025 non-employee directors’ compensation:

Name	Fees Earned or Paid in Cash ($)	Stock Awards[1] ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(g)	(h)

Jill H. Bright	120,000	125,015	—	245,015

Beverly K. Carmichael	115,000	125,015	—	240,015

Brian P. Cassidy [2]	85,000	125,015	—	210,015

Denise M. Coll	110,000	125,015	—	235,015

Virginia L. Henkels	130,000	125,015	—	255,015

Joshua E. Schechter	205,000	125,015	—	330,015

1.
In accordance with our non-employee director compensation policy, on March 1, 2025, each of our non-employee directors received 3,149 RSUs with a grant date fair value of $39.70 per unit. As of December 31, 2025, each of our non-employee directors held 3,149 RSUs that had not yet vested (as noted below, Mr. Cassidy held his unvested RSUs on behalf of Crestview Advisors, L.L.C.). The grant date fair value of the RSU awards was determined in accordance with FASB ASC 718. See Note 3, “Share-Based Compensation” to the consolidated financial statements included in our 2025 Annual Report on Form 10-K for the assumptions made in determining these values.
2.
The stock awards reported in this table for Mr. Cassidy represent RSUs held on behalf of Crestview Advisors, L.L.C. in respect of his service as a non-employee director.

27 | Pursuit 2026 PROXY STATEMENT

STOCK OWNERSHIP INFORMATION

Stock Ownership Information

The following table shows the amount of Pursuit common stock beneficially owned at April 7, 2026, unless otherwise noted, by our 5% or greater shareholders and by our NEOs, directors and executive officers and directors as a group. Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer, or shareholder who holds more than 5% of our outstanding common stock, and Schedules 13G or 13D filed with the SEC, as the case may be. We have determined beneficial ownership in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. To our knowledge, none of the common stock owned by these individuals is subject to any pledge. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown, other than property rights of spouses.

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that are exercisable as of April 7, 2026, or will become exercisable within 60 days thereafter, and shares of our common stock underlying RSU awards that will vest and convert into common stock within 60 days after April 7, 2026, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Pursuit 2026 PROXY STATEMENT | 28

STOCK OWNERSHIP INFORMATION

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Pursuit Attractions and Hospitality, Inc., 1401 17th Street, Suite 1400, Denver, Colorado 80202.

Name	Number of Shares Beneficially Owned[1]	Percent of Shares Beneficially Owned[1]

5% Holders

Crestview Partners IV GP, L.P. and affiliated entities 590 Madison Avenue, 42nd Floor, New York, NY 10022	6,693,327 [2]	24.4%

BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	3,148,403 [3]	11.5%

River Road Asset Management, LLC 462 S. 4th St., Ste. 2000, Louisville, KY 40202	1,887,193 [4]	6.9%

Victory Capital Management, Inc. 15935 La Cantera Parkway, San Antonio, TX 78256	1,798,218 [5]	6.6%

The Vanguard Group 100 Vanguard Blvd, Malvern, PA 19355	1,547,486 [6]	5.6%

Allspring Global Investments Holdings, LLC 1415 Vantage Park Drive, Charlotte, NC 28203	1,448,622 [7]	5.3%

Directors [8,9]

Jill H. Bright	6,311	*

Beverly K. Carmichael	15,186	*

Brian P. Cassidy [10]	-	*

Denise M. Coll	19,062	*

Virginia L. Henkels	24,243	*

Joshua E. Schechter	56,848	*

Named Executive Officers [8,9]

David W. Barry	88,828	*

Michael "Bo" Heitz	2,485	*

Ellen M. Ingersoll [11]	74,040	*

Samuel Auck	11,862	*

Michael L. Bosco	226	*

Leslie Striedel [12]	25,540	*

Catherine Tang [13]	-	*

All Executive Officers and Directors as a Group (11 persons total)	225,082	*

* Less than 1%.

1.
Based on 27,449,264 shares of our common stock outstanding on April 7, 2026.
2.
This information is based on a filing by the Crestview Parties on December 31, 2024, with the SEC, on Schedule 13D/A reporting ownership as of December 31, 2024. Crestview Partners IV GP, L.P. (“Crestview GP”), as the general partner of the private investment funds that are members of the Crestview Parties, had shared voting and dispositive power over 6,693,327 shares of common stock, (ii) Crestview IV VC TE Holdings, LLC had shared voting and dispositive power over 215,214 shares of common stock, (iii) Crestview IV VC Holdings, L.P. had shared voting and dispositive power over 6,264,355 shares of common stock, (iv) Crestview IV VC CI Holdings, L.P. had shared voting and dispositive power over 194,665 shares of common stock and (v) Crestview Advisors, L.L.C. (“Crestview Advisors”) had shared voting and dispositive power over 19,093 shares of common stock. The shares beneficially owned by Crestview Advisors includes shares underlying vested RSUs awarded to Brian P. Cassidy and former preferred directors appointed by the Crestview Parties that have assigned their right, title and interest in RSUs granted to them in connection with their service as director to Crestview Advisors.

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STOCK OWNERSHIP INFORMATION

3.
The information is based on a filing by BlackRock, Inc. on April 17, 2025, with the SEC, on Schedule 13G/A. The firm’s filing reported that, as of March 31, 2025, it and its affiliated companies in the aggregate have sole voting power over 3,124,124 shares of common stock and sole dispositive power over 3,148,403 shares of common stock.
4.
The information is based on a filing by River Road Asset Management, LLC on May 8, 2025, with the SEC, on Schedule 13G/A. The firm’s filing reported that, as of March 31, 2025, it has sole voting power over 1,567,101 shares of common stock and sole dispositive power over 1,887,193 shares of common stock.
5.
The information is based on a filing by Victory Capital Management, Inc. on October 30, 2025, with the SEC, on Schedule 13G/A. The firm’s filing reported that, as of September 30, 2025 it has sole voting power over 1,788,118 shares of common stock and sole dispositive power over 1,798,218 shares of common stock.
6.
The information is based on a filing by The Vanguard Group (“Vanguard”) on July 29, 2025, with the SEC, on Schedule 13G. The firm’s filing reported that, as of June 30, 2025, Vanguard and its affiliated companies in the aggregate had shared voting power over 14,411 shares, sole dispositive power over 1,510,881 shares and shared dispositive power over 36,605 shares. On March 27, 2026, Vanguard filed a subsequent Schedule 13G/A reporting that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over shares of our common stock that is beneficially owned by various Vanguard subsidiaries and/or business divisions. Vanguard also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis). However, none of such subsidiaries and/or business divisions have filed a Schedule 13G reporting updated beneficial ownership of our common stock and, as such, for the purposes of this “Security Ownership of Certain Beneficial Owners and Management” section, we have included ownership information as reported on the Schedule 13G filed on July 29, 2025.
7.
The information is based on a filing by Allspring Global Investments Holdings, LLC on April 15, 2025, with the SEC, on Schedule 13G/A. The firm’s filing reported that, as of March 31, 2025, it has sole voting power over 1,402,305 shares and sole dispositive power over 1,448,622 shares.
8.
Includes, for Ms. Henkels, 24,243 shares of common stock owned by the Henkels Family Living Trust, for which Ms. Henkels has sole voting and investment power; and for Ms. Ingersoll, 121,290 shares of common stock owned by the Ellen M. Ingersoll Family Trust, for which Ms. Ingersoll has sole voting and investment power.
9.
Does not include unvested RSUs for our directors, NEOs, or executive officers.
10.
Per footnote 2, Mr. Cassidy has assigned all rights, title and interest in the shares issued on conversion of equity awards granted to them to Crestview Advisors.
11.
Effective March 17, 2025, Ms. Ingersoll ceased to be a Section 16 reporting person. The information regarding her beneficial ownership is as of March 17, 2025 (including RSU awards that were earned within 60 days of March 17, 2025), and reflects 62,265 vested non-qualified stock options and prorated vesting of 4,500 RSUs that were granted to Ms. Ingersoll before March 31, 2024, which were earned based on the time Ms. Ingersoll was in service with the Company from the relevant grant date through March 31, 2025.
12.
Effective June 30, 2025, Ms. Striedel ceased to be a Section 16 reporting person. The information regarding her beneficial ownership is as of June 30, 2025 (including RSU awards that were earned as of June 30, 2025), and reflects accelerated vesting in full of 9,452 retention RSUs granted to Ms. Striedel in March 2024 and prorated vesting of 1,219 RSUs that were granted to Ms. Striedel before June 30, 2024, which were earned based on the time Ms. Striedel was in service with the Company from the relevant grant date through June 30, 2025.
13.
Effective September 30, 2025, Ms. Tang ceased to be a Section 16 reporting person. The information regarding her beneficial ownership is as of September 30, 2025, and reflects the forfeiture of all of her outstanding equity awards upon her departure on October 31, 2025.

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HUMAN RESOURCES COMMITTEE REPORT

Human Resources Committee Report

The Human Resources Committee has reviewed and discussed with Management the Compensation Discussion and Analysis included in this Proxy Statement. Based on the review and discussions, the Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 25, 2026.

Human Resources Committee

Jill H. Bright, Chair

Beverly K. Carmichael

Brian P. Cassidy

Denise M. Coll

31 | Pursuit 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

This CD&A explains our NEOs’ 2025 compensation program, and how it is linked to our 2025 performance and strategic objectives. Our 2025 NEOs were:

David W. Barry	President and Chief Executive Officer
Michael “Bo” Heitz	Chief Financial Officer [1]
Ellen M. Ingersoll	Former Chief Financial Officer [1]
Samuel Auck	Chief Platform Officer
Michael L. Bosco	Chief Accounting Officer [2]
Leslie S. Striedel	Former Chief Accounting Officer [2]
Catherine Tang	Former Chief Legal Officer and Corporate Secretary [3]

1.
Effective March 17, 2025, Mr. Heitz succeeded Ms. Ingersoll as the Company’s Chief Financial Officer. The new-hire arrangement entered into with Mr. Heitz and Ms. Ingersoll’s transition and separation arrangement with the Company are described in this CD&A under the heading “Other Compensation Actions.”
2.
Mr. Bosco commenced employment with the Company on June 16, 2025 and effective July 1, 2025, Mr. Bosco succeeded Ms. Striedel as the Company’s Chief Accounting Officer. The new-hire arrangement entered into with Mr. Bosco and Ms. Striedel’s transition and separation arrangement with the Company are described in this CD&A under the heading “Other Compensation Actions.”
3.
Ms. Tang commenced employment with the Company on March 24, 2025, ceased serving as Chief Legal Officer and Corporate Secretary on September 30, 2025, and subsequently terminated employment with the Company on October 31, 2025. Ms. Tang’s new hire and separation arrangements with the Company are described in this CD&A under the heading “Other Compensation Actions.”

Executive Summary

2025 Business Summary & Performance

We are a global attractions and hospitality company that owns and operates a collection of inspiring and unforgettable experiences in iconic destinations in the United States, Canada, Iceland, and Costa Rica. Our elevated hospitality experience includes 17 world-class point-of-interest attractions and 29 distinctive lodges, along with integrated restaurants, retail, and transportation. Our mission is to connect guests and staff to iconic places through unforgettable inspiring experiences. From world-class attractions, distinctive hotels, and engaging tours in stunning national parks and renowned global travel locations, our elevated attraction and hospitality experiences enable visitors to discover and connect with these iconic destinations. With a strategic direction to build an expanding portfolio of extraordinary experiences, we remain focused on refreshing, improving, and growing our collection in iconic places around the globe.

On December 31, 2024, we completed the sale of our GES business (the “GES Sale”) to transform into a standalone attractions and hospitality company with a singular focus on delivering unforgettable experiences in iconic destinations. We changed our corporate name from Viad Corp (“Viad”) to Pursuit Attractions and Hospitality, Inc. (“Pursuit”) and began trading under a new NYSE common stock ticker, PRSU, on January 2, 2025.

With both the Pursuit and GES businesses performing at high levels, this was an optimal time to separate the two businesses and create a standalone publicly traded Pursuit with a singular strategic focus and strong balance sheet optimized to accelerate our Refresh, Build, Buy growth strategy.

Pursuit 2026 PROXY STATEMENT | 32

COMPENSATION DISCUSSION AND ANALYSIS

Pursuit delivered record revenue of $452.4 million for the full year 2025, representing an increase of 23.4% year-over-year. This growth primarily reflected strong post-wildfire recovery across our Jasper properties, incremental growth from our new experiences, and continued momentum in guest demand for our distinctive experiences in iconic places. Full year net income attributable to Pursuit in 2025 was $22.7 million, compared to net income attributable to Pursuit in the prior year of $368.5 million, with the decrease being attributable to the 2024 sale of GES.

In 2025, we continued to attract and develop top-tier talent and strengthen our employee engagement and retention efforts. Our NEOs and team members performed at a very high level during 2025 to deliver record financial performance and execution against key business objectives while also preparing for and supporting additional growth of the business in alignment with our Refresh, Build, Buy growth strategy.

Overview of Key Compensation Decisions

The Human Resources Committee designed our executive compensation program to align the interests of our executive officers with those of our shareholders, and it is guided by a “pay for performance” philosophy.

Our pay for performance philosophy is the foundation of the design and management of our executive compensation program. Our overarching objective is to attract, motivate, and retain executives who will deliver long-term shareholder value. We believe that our executive compensation program is an important component of our success, which provides a strong link to Company performance.

Our executive compensation program proved effective as our executive team led the Company through a transformative divestiture while also delivering strong financial performance and advancing key strategic business objectives that are aligned with creating long-term shareholder value. Our Human Resources Committee made the following NEO compensation decisions in 2025:

•
Base Salaries: In connection with his appointment as President and Chief Executive Officer, Mr. Barry received a 25% base salary increase for 2025 to better align with market and peer practices for his expanded role, as he had previously served as President of the Pursuit business within Viad prior to the GES Sale. In addition, Messrs. Heitz and Auck received modest 1% cost-of-living base salary increases for 2025. Mr. Bosco’s 2025 base salary was set when he commenced employment with the Company.
•
Short-Term Incentives: Our Human Resources Committee continued utilizing both financial performance objectives and strategic objectives in determining performance and resulting payments under our 2025 Management Incentive Plan (“MIP”). The 2025 MIP was weighted 75% toward financial performance measures and 25% toward strategic objectives. Our actual performance against the financial and strategic performance objectives under the 2025 MIP resulted in weighted annual incentive payouts of 120.6% of target for Messrs. Barry, Heitz, Auck, and Bosco. In addition, Mses. Ingersoll and Striedel received prorated payouts under the 2025 MIP based on actual performance pursuant to their transition agreements. See “Short-Term (Annual) Incentives” and “Other Compensation Actions” below for more details.
•
Long-Term Incentives: Our Human Resources Committee continued utilizing both performance stock units (“PSUs”) and time-based restricted stock units (“RSUs”) in the long-term incentive (“LTI”) program for our NEOs. The PSUs represented approximately 70% of the overall 2025 LTI grants to Messrs. Barry and Heitz and approximately 50% of the overall 2025 LTI grants to our other NEOs (with the remainder in RSUs), other than Mses. Ingersoll and Striedel, who were not eligible to receive LTI grants in 2025. The PSUs will only vest and become payable based on Pursuit’s relative total shareholder return (“TSR”) performance against constituents within the Russell 2000 index over the 3-year period from 2025 – 2027, as further described below under “Long-Term Incentives.” In addition, Mr. Bosco received a new-hire RSU grant in 2025, described below under “Other Compensation Actions.”

33 | Pursuit 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

We believe this compensation structure motivates our NEOs in alignment with long-term shareholder value creation. Other aspects of our executive compensation program are discussed in greater detail below in this CD&A.

The Human Resources Committee believes that our executive compensation program recognizes the ongoing effort and contributions made by our NEOs to lead Pursuit’s strategic growth. The program is also designed to drive long-term value creation while simultaneously protecting shareholder value in the face of market volatility. As discussed in more detail herein, we believe our overall compensation program aligns executive pay with Company performance that will drive value creation on behalf of our shareholders to the maximum extent possible under our current circumstances.

Accordingly, the Board recommends that shareholders approve, in an advisory vote, our NEOs’ compensation as set forth in this CD&A.

Pursuit 2026 PROXY STATEMENT | 34

COMPENSATION DISCUSSION AND ANALYSIS

Pay For Performance Philosophy

We actively pursue a pay for performance philosophy. We design our incentive goals to drive financial performance and to enhance shareholder value, aligning the financial interests of our NEOs, other executive officers, and key management employees with our shareholders’ financial interests. Consistent with our philosophy, we designed our executive compensation program to accomplish the following core objectives:

•
Encourage Shareholder Value Creation. Our executive compensation program is designed to motivate executives and key management employees to achieve our short- and long-term operating and financial goals, with the ultimate objective of enhancing shareholder value.
•
Attract, Motivate, and Retain Top Executives. We believe that it is critical to our success to attract, motivate, and retain talented employees as a part of our management team. A strong and stable management team is better positioned to provide effective leadership and to deliver results consistent with shareholders’ interests.
•
Promote Accountability and Strategic Decision-Making. Our executive compensation program encourages our NEOs, other executive officers, and key management employees to consider the risks associated with decisions that may affect our business performance. Our compensation program is designed to ensure that these constituent groups participate in the risks and rewards associated with our financial performance and ownership of Pursuit common stock.
•
Promote Balanced Risk-Taking and Ethical Behavior. Integrity is a core value we reinforce through our executive compensation program. It includes clawback provisions for short- and long-term incentive awards that are triggered if an NEO, other executive officer, or other participant in our executive compensation program engages in conduct detrimental to our interests or contrary to our ethical standards. We believe that these measures promote balanced risk-taking and ethical behavior, which ultimately protects shareholder value.

We are confident that our overall NEO compensation program is consistent with our pay for performance philosophy. Specifically, we believe that the incentive objectives set by our Human Resources Committee encourage shareholder value creation through directly incentivizing strong financial performance and stock price appreciation. We also believe these actions will enable us to motivate and retain a strong and stable management team of talented leaders who are incentivized to deliver results consistent with shareholders’ interests in 2026 and beyond.

Target Pay Mix

Our executive compensation program comprises a mix of fixed and variable pay components, and the chart below demonstrates our commitment to placing pay at risk. For 2025, approximately 86% of the target compensation for Mr. Barry was at-risk and linked to performance. Base salary comprised a relatively small portion of Mr. Barry’s 2025 compensation and was the only pay component not tied to performance:

Components of 2025 Compensation As a Percentage (%) of Target Total Direct Compensation
Name [1]	Base Salary (%)	Target Short-Term (Annual) Incentives (%)	Target Long-Term Incentives (%) [2]

David W. Barry	14%	17%	69%
Michael "Bo" Heitz	31%	28%	41%
Samuel Auck	40%	22%	38%
Michael L. Bosco	31%	16%	53%

1.
Table includes only NEOs who remained executive officers as of December 31, 2025.
2.
The percentage calculation for this column is based on the estimated grant date fair value for long-term incentives as of the grant date.

35 | Pursuit 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Our Corporate Governance Best Practices

During 2025, the Human Resources Committee continued to follow compensation practices that emphasize the alignment of management’s interests with those of our shareholders. We continue to adhere to the following corporate governance practices, which are discussed in more detail throughout this Proxy Statement.

What We Do	What We Do Not Do
•
Pay for Performance: We tie our short- and long-term incentives directly to our financial and stock performance.
•
Pay Mix: Place a significant portion of pay at risk.
•
Stock Ownership Guidelines: The stock ownership minimum for our CEO is five times base salary, and the minimum for other NEOs and other senior employees is two or three times base salary, depending on the position.
•
Stock Retention Policy / Equity Holding Periods: An NEO or other executive officer must retain 50% of the net shares issued pursuant to vested equity awards until such NEO or other executive officer has met our stock ownership guidelines.
•
Minimum Service Requirement: NEOs and other executives forfeit at least a portion of unvested long-term incentive awards upon termination of employment.
•
Clawback and Compensation Recoupment Policies: We can recoup compensation awards paid to NEOs, other executive officers, or other participants in our executive compensation program who engage in certain acts detrimental to our interests. We have also adopted a recoupment policy in compliance with SEC rules.
•
Balance of Short- and Long-Term Incentives: Our short- and long-term incentive programs incorporate financial performance goals that are designed to drive both annual financial performance and long-term shareholder value.

•
No Tax Gross-Ups: Our NEOs do not receive tax gross-ups.
•
No Hedging or Pledging: Our NEOs, other executive officers, and directors may neither hedge Pursuit common stock nor pledge Pursuit common stock as collateral for a loan.
•
No “Single-Trigger” Change in Control Severance Arrangements: No NEOs will receive severance payments or severance benefits based solely on a change in control.
•
No NEO Employment Agreements: Neither our CEO nor any other NEO has an employment agreement.
•
No Change in Control Excise Tax Gross-Ups: No NEOs will receive any excise tax gross-up payments in the event of a change in control.
•
No Plans that Encourage Excessive Risk Taking: No compensation programs that encourage unreasonable risk taking will be implemented.

Pursuit 2026 PROXY STATEMENT | 36

COMPENSATION DISCUSSION AND ANALYSIS

Shareholder Engagement & Advisory Vote On Executive Compensation

We consider our shareholders’ perspectives on all aspects of our business, including executive compensation. Our shareholder outreach includes direct conversation with investors, and attendance at investor conferences, to gather shareholder input on a wide range of topics, including the alignment of our executive team on achieving sustained, long-term performance and shareholder value creation. We ensure that at least one director is available for consultation and direct communication with shareholders, as appropriate. The Human Resources Committee and management are firmly committed to strengthening our pay-for-performance alignment and continuously assess the overall architecture of our executive compensation program.

The Human Resources Committee reviews the results of the annual shareholder advisory votes on NEO compensation and utilizes those results as one of the many factors considered in connection with the discharge of its responsibilities. Because a substantial majority (approximately 98%) of shareholders who voted at the 2025 annual meeting of shareholders approved the compensation program described in our 2025 proxy statement, the Human Resources Committee did not implement changes to our executive compensation program as a direct result of the shareholder advisory vote.

Compensation Components

Our 2025 executive compensation program included the following components and objectives (each of which is discussed in more detail below):

Component	Type	Objectives
Base Salary	Fixed	• Attract and retain executives • Provide a competitive base salary for level of responsibility
Short-Term (Annual) Incentives	Variable	• Align executive pay with our annual operating results and strategic execution • Promote accountability for decision-making
Long-Term Incentives	Variable
•
Align executive and shareholder goals by linking executive compensation to stock price over an extended period
•
Encourage a longer-term view of our performance
•
Reward achievement of long-term company performance goals
•
Retain key executives

Perquisites and Other Personal Benefits	Fixed	• Promote personal health and well-being of our executive officers
Retirement Income and Savings Plans	Fixed	• Attract and retain executives • Provide competitive capital accumulation plans
Post-Termination Compensation and Benefits	Fixed	• Attract and retain executives • Promote equitable separations between Pursuit and our executives

37 | Pursuit 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Base Salary

Base salaries represent a fixed portion of the executive compensation package. Our Human Resources Committee reviews executive base salaries annually and considers, among other factors, an executive’s base salary relative to executives in comparable roles with companies in our comparator group and other companies of comparable size. We describe this more fully in the CD&A subsection “Competitive Analysis and Resources.”

Mr. Barry’s base salary was adjusted from 2024 in connection with his promotion to President and Chief Executive Officer to better align with market and peer practices for his expanded role as he had previously served as President of the Pursuit business within Viad prior to the GES Sale. Messrs. Heitz and Auck each received modest cost-of-living increases to their base salaries. The 2025 base salaries for our other NEOs were either not adjusted from 2024 levels or, in the case of Mr. Bosco and Ms. Tang, were set at the time that each NEO commenced employment in 2025.

The resulting annual base salary rates for our NEOs as of December 31, 2025 and 2024 are set forth in the table below. See “Summary Compensation Table” in the Executive Compensation section of this Proxy Statement for actual salary received by our NEOs.

Name	2024 Salary	2025 Salary	% Increase

David W. Barry	$600,000	$750,000	25.0%
Michael "Bo" Heitz	$400,000	$403,960	1.0%
Ellen M. Ingersoll [1]	$493,000	$493,000	—
Samuel Auck	$310,000	$313,100	1.0%
Michael L. Bosco	—	$285,000	—
Leslie S. Striedel [2]	$365,000	$365,000	—
Catherine Tang [3]	—	$400,000	—

1.
Ms. Ingersoll’s service as Chief Financial Officer terminated effective March 17, 2025 and she continued to serve in an advisory role through March 31, 2025.
2.
Ms. Striedel’s service as Chief Accounting Officer terminated effective June 30, 2025.
3.
Ms. Tang terminated employment with the Company on October 31, 2025.

Short-Term (Annual) Incentives

Our Management Incentive Plan, or MIP, is an annual, cash-based incentive program. The Human Resources Committee approves the performance measures, as well as threshold, target, and maximum financial performance levels for each measure. The threshold financial performance level is the minimum financial performance level required for any MIP payout on the financial component, while the maximum represents the financial performance level at which the maximum financial incentive payout may be achieved. The financial performance targets are established considering both the prior fiscal year’s operating results and current fiscal year projections, as well as the macroeconomic environment. The strategic objectives are established on an annual basis to align with the Company’s long-term strategy to create shareholder value.

The Human Resources Committee selected Adjusted EBITDA (as defined below) and strategic objectives as the performance measures for the 2025 MIP. Adjusted EBITDA was chosen because it is a highly visible and important measure of the Company’s financial performance that is relied upon by investors. The Human Resources Committee also developed strategic objectives to ensure that our NEOs continued to pursue important objectives in furtherance of Company growth and alignment with the Company’s strategy to create long-term shareholder value.

Pursuit 2026 PROXY STATEMENT | 38

COMPENSATION DISCUSSION AND ANALYSIS

The Human Resources Committee receives periodic reports from the management team to assess progress against both the financial and strategic objectives. Following the conclusion of the fiscal year, the Human Resources Committee reviews the Company’s performance under each measure against the pre-established targets. Based on this review and a qualitative assessment of the Company’s performance, the Human Resources Committee may approve payouts as calculated under the MIP or, considering various factors it deems appropriate, reduce the calculated payout, which may include determining that no payout is warranted under the plan.

The performance measures for the 2025 MIP were weighted as follows:

•
75% based on Adjusted EBITDA; and
•
25% based on strategic objectives.

Actual 2025 Adjusted EBITDA performance (i) at the threshold level would earn a payout for that component of 50% of target, (ii) at the target level would earn a payout for that component of 100% of target, and (iii) at the maximum level would earn a payout for that component of 200% of target (for Mr. Barry); 185% of target (for Mses. Ingersoll and Striedel); or 175% of target (for all other NEOs). For Adjusted EBITDA performance between the threshold and target levels, or between the target and maximum levels, the payout percentage would be interpolated on a linear basis.

The Human Resources Committee established the Adjusted EBITDA targets under the 2025 MIP in March 2025, and in February 2026, the Human Resources Committee certified actual Adjusted EBITDA performance against the targets, in each case as shown below:

	Target Financial Achievement Levels [1]
Financial Goal [2]	Threshold	Target	Maximum	Actual Results	Achievement

Adjusted EBITDA	$92.7	$103.0	$113.3	$105.9	128.2%

1.
All dollar amounts are shown in millions of U.S. dollars ($) unless indicated as a percentage (%). For purposes of evaluating achievement, we converted the financial results to U.S. dollars at the same fixed exchange rates used when establishing the target achievement levels to eliminate any benefit or detriment related to exchange rate variances.
2.
Adjusted EBITDA is a non-GAAP financial measure and means earnings from continuing operations before interest expense and interest income, income taxes, depreciation, amortization, restructuring charges, impairment losses and recoveries, and income/loss attributable to non-controlling interests. The Adjusted EBITDA performance goals exclude specific items that are identified at the beginning of the plan cycle, certain items that are of a non-operating nature, and other items for which Management does not want to create an incentive. These items include acquisition and divestiture transaction-related and integration expenses, attraction start-up costs, the results of any acquisitions that were not contemplated in the plan (including from Tabacón Thermal Resort, which the Company acquired on July 1, 2025), and certain other specified items.

39 | Pursuit 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

As noted above, strategic objectives for the 2025 MIP were established and approved by the Human Resources Committee. The strategic objectives component of the 2025 MIP could be earned at up to 125% of target for that component, and actual payouts could scale with over-achievement of financial targets. The applicable strategic objectives for our NEOs in 2025 were based on guest satisfaction and team member engagement (each weighted 50%), which are critical performance metrics for our business. At its meeting in February 2026, our Human Resources Committee reviewed performance against each of the strategic objectives. The achievement percentages for the strategic objectives below were calculated using the actual results of each strategic objective within a range as determined by the Human Resources Committee based on historical data. As a result of those discussions, our Human Resources Committee determined strategic objective achievement levels for 2025 as set forth below:

Strategic Objective	Weighting	Achievement
2025 Net Promoter Score: Measure of guest loyalty, satisfaction, and likelihood to recommend a company’s products or services	50% of Strategic Component	125.0%
2025 Team Member Engagement: Measure of how motivated people are to put in extra effort for their organization and a sign of how committed they are to staying	50% of Strategic Component	70.0%

Considering both our financial and strategic objectives, the formula for calculating a payout under our 2025 MIP was:

Accordingly, based on achievement levels for financial and strategic objectives approved by our Human Resources Committee and described above, incentive target opportunities for our NEOs in 2025 (expressed as a percentage of base salary) and actual payouts under the 2025 MIP were as follows:

Name	Target (%)	Weighted Achievement (%)	Actual ($)

David W. Barry	100.0	120.6	904,501
Michael "Bo" Heitz	75.0	120.6	364,486
Ellen M. Ingersoll [1]	60.0	120.6	89,184
Samuel Auck	45.0	120.6	169,213
Michael L. Bosco [2]	35.0	120.6	77,335
Leslie S. Striedel [1]	40.0	120.6	88,038
Catherine Tang [3]	55.0	-	-

1.
Mses. Ingersoll and Striedel each received a prorated payout under the 2025 MIP based on actual performance pursuant to the terms of their respective transition agreements. See “Other Compensation Actions” below.
2.
Mr. Bosco’s payout under the 2025 MIP was prorated based on his June 16, 2025 start date with the Company.
3.
Ms. Tang was not eligible to receive a payout under the 2025 MIP given the termination of her employment in October 2025.

Pursuit 2026 PROXY STATEMENT | 40

COMPENSATION DISCUSSION AND ANALYSIS

The Human Resources Committee believes that incentive decisions for 2025 MIP payments reflected the Company’s improvement in year-over-year financial performance and strategic execution, and are consistent with our pay for performance compensation philosophy.

Long-Term Incentives

2025 LTI Awards

In 2025, Pursuit’s first full year as a standalone public company, the Human Resources Committee approved a long-term incentive program for our NEOs consisting of a mix of RSU and PSU awards. The RSU awards vest in annual installments over three years, subject to each NEO’s continued service with us on each vesting date, and the PSUs vest based on the Company’s relative TSR performance against constituents within the Russell 2000 Index (the “2025 PSUs”) between January 1, 2025 and December 31, 2027 (the “2025 PSU Performance Period”).

The Human Resources Committee believes that this program reflects our pay-for-performance philosophy. The 2025 PSUs will scale in value only to the extent that the Company’s TSR compares favorably to the TSR of other Russell 2000 Index companies, and the value of the RSUs is tied directly to the value of our common stock, ensuring that NEO compensation moves in line with the returns experienced by our shareholders.

In designing the program, our Human Resources Committee was advised by Korn Ferry, its independent compensation advisor since September 2023, who provided guidance on long-term incentive compensation trends among similarly situated public companies.

The award mix for 2025 reflects a tiered approach to performance accountability that the Human Resources Committee viewed as particularly appropriate given Pursuit’s transition to an independent, publicly traded company. Messrs. Barry and Heitz, as our President and Chief Executive Officer and Chief Financial Officer, respectively, received awards consisting of 70% PSUs and 30% RSUs, while the other NEOs who participated in the program received awards evenly split between PSUs and RSUs. In each case, the ultimate value of an award will be determined by our common stock price at the time of vesting or at the end of the 2025 PSU Performance Period, as applicable, directly linking executive pay to long-term value creation.

The 2025 LTI awards are shown in the table below:

Name [1]	PSUs (at Target) (#) [2]	RSUs (#) [3]

David W. Barry	50,444	21,619
Michael "Bo" Heitz	6,726	3,603
Samuel Auck	2,928	2,928
Michael L. Bosco	2,584	2,584
Catherine Tang [4]	3,975	3,975

1.
Mses. Ingersoll and Striedel were not eligible to receive equity awards in 2025.
2.
Relative TSR is a goal measured by our performance relative to other Russell 2000 Index constituents. The Human Resources Committee selected the Russell 2000 Index for the relative TSR goal because it provides an appropriate comparator to measure how our stock price is performing relative to the stock prices of companies in the same stock market index and with similar market capitalizations. For the 2025 PSUs, TSR for the Company and each Russell 2000 Index constituent is based on: (a) the average closing stock price during the 20 consecutive trading days prior to and including December 31, 2024 (“Initial Stock Price”); (b) dividends paid between January 1, 2025, and December 31, 2027 (“Dividends Paid”); and (c) the average closing stock price during the 20 consecutive trading days prior to and including December 31, 2027 (“Ending Stock Price”). We calculate TSR for Pursuit and each Russell 2000 Index constituent as follows: (Ending Stock Price + Dividends Paid – Initial Stock Price) / Initial Stock Price.
3.
Mr. Heitz, Mr. Bosco, and Ms. Tang also received new-hire RSU grants when they commenced employment with the Company (in late 2024 for Mr. Heitz and in 2025 for Mr. Bosco and Ms. Tang). See the “Other Compensation Actions” section for additional information.
4.
Ms. Tang forfeited her 2025 equity awards in their entirety in connection with her termination of employment on October 31, 2025.

41 | Pursuit 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The relative TSR performance levels for the 2025 PSU Performance Period and the corresponding potential payouts of the 2025 PSUs (as a percentage of target) are as follows:

Relative TSR Performance – Russell 2000 Index	Achievement Percentage of the Relative TSR Performance Goal

75th percentile or above	200%
55th percentile	100%
25th percentile	50%
Below 25th percentile	0%

Notwithstanding the foregoing, to the extent that the Company’s absolute TSR over the 2025 PSU Performance Period is negative, the number of 2025 PSUs earned will not exceed 100% of target, even if the Company’s relative TSR performance exceeds the 55th percentile.

Vesting of 2023 PSUs

In 2023, Mses. Ingersoll and Striedel received PSU awards that were eligible to vest based on Viad’s relative TSR performance against constituents within the Russell 2000 Index over the performance period beginning January 1, 2023 and ending December 31, 2025 (the “2023 PSUs”). Mr. Barry participated in a different long-term incentive program in 2023 and our other NEOs were either not in service with the Company or not eligible to receive the 2023 PSUs at the time that those awards were granted.

As described above with respect to the 2025 PSUs, between 0% (for relative TSR performance below the 25th percentile as compared to the peer group) and 200% (for relative TSR performance at or above the 75th percentile compared to the peer group) of the target number of 2023 PSUs - 24,124 for Ms. Ingersoll and 5,578 for Ms. Striedel - could be earned based on actual performance. In February 2026, the Human Resources Committee determined that Viad’s relative TSR performance during the 2023-2025 performance period was at approximately the 61st percentile as compared to the peer group, resulting in an overall achievement percentage of 131.3% of target. Mses. Ingersoll and Striedel each remained eligible to receive a prorated payout of the 2023 PSUs following their respective terminations of employment, based on their time in service during the performance period, and accordingly, vested in 23,266 and 6,022 PSUs, respectively.

Other Compensation Actions

CFO Transition and Compensation Arrangements

Effective March 17, 2025, Mr. Heitz succeeded Ms. Ingersoll as Chief Financial Officer of the Company, after which Ms. Ingersoll continued to serve in an advisory role with the Company through March 31, 2025, pursuant to a transition agreement with the Company, which went into effect as of December 31, 2024 (the “Ingersoll Transition Agreement”). Ms. Ingersoll’s termination of employment on March 31, 2025 constituted a termination without cause for purposes of the Ingersoll Transition Agreement and she received the following benefits: (i) cash severance of $507,294, (ii) certain continued health and welfare benefits for twelve months following her termination with a value of approximately $5,994, (iii) executive physical examination benefits with a value of approximately $13,122, and (iv) a prorated payment under the MIP of $89,184 for 2025, based on actual Company performance. Ms. Ingersoll’s remaining outstanding unvested RSUs vested on her termination date on a pro rata basis (based on the percentage of time from the grant date to the termination date). Additionally, her remaining outstanding unvested PSUs vested or will vest upon the lapse of the relevant vesting period on a pro rata basis (based on the percentage of time from the start of the performance period to the termination date).

Pursuit 2026 PROXY STATEMENT | 42

COMPENSATION DISCUSSION AND ANALYSIS

Mr. Heitz commenced employment with the Company on December 16, 2024 as Chief Financial Officer of the Legacy Pursuit Segment. Mr. Heitz’s compensation in the role of Chief Financial Officer of the Legacy Pursuit Segment included: (i) an annual base salary of $400,000; (ii) an annual cash incentive bonus with a target bonus opportunity of 75% of annual base salary, with the actual amount earned ranging from 0% to 175% of target based on actual achievement against performance metrics to be established by the Board or the Human Resources Committee; (iii) a 2025 long-term equity incentive award consisting of RSUs and PSUs with an aggregate grant value of $500,000 on January 2, 2025, described above under “Long-Term Incentives - 2025 LTI Awards”; (iv) a new hire award of 5,525 RSUs with an aggregate grant value of $250,000 on December 16, 2024; vesting in three equal annual installments subject to Mr. Heitz’s continued service with the Company through each applicable vesting date; and (v) participation in the Company’s employee benefit and welfare plans. The foregoing compensation package remained unchanged when Mr. Heitz commenced service as the Company’s Chief Financial Officer in 2025, with the exception of a cost-of-living increase in his base salary for 2025 to $403,960.

CAO Transition and Compensation Arrangements

Effective July 1, 2025, Mr. Bosco succeeded Ms. Striedel as Chief Accounting Officer of the Company. Ms. Striedel entered into a transition agreement with the Company effective as of December 31, 2024 (the “Striedel Transition Agreement”). Ms. Striedel’s termination of employment on June 30, 2025 constituted a termination without cause for purposes of the Striedel Transition Agreement and she received the following benefits: (i) cash severance of $379,575, (ii) certain continued health and welfare benefits for approximately eleven months following her termination with a value of approximately $5,644, (iii) executive physical examination benefits with a value of approximately $28,663, and (iv) a prorated MIP payment of $88,038 for 2025 based on actual Company performance. Ms. Striedel’s remaining outstanding unvested RSUs vested on her termination date on a pro rata basis (based on the percentage of time from the grant date to the termination date); provided, however, that 9,452 retention RSUs awarded to Ms. Striedel in 2024 vested in full on the termination date. Additionally, her remaining outstanding unvested PSUs vested or will vest upon the lapse of the relevant vesting period on a pro rata basis (based on the percentage of time from the start of the performance period to the termination date).

Mr. Bosco commenced employment with the Company on June 16, 2025. Mr. Bosco’s compensation in the role of Chief Accounting Officer included: (i) an annual base salary of $285,000; (ii) an annual cash incentive bonus with a target bonus opportunity of 35% of annual base salary, with the actual amount earned ranging from 0% to 175% of target based on actual achievement against performance metrics to be established by the Board or the Human Resources Committee; (iii) a 2025 annual long-term equity incentive award consisting of RSUs and PSUs with an aggregate grant value of $142,500 on June 16, 2025, described above under “Long-Term Incentives - 2025 LTI Awards”; (iv) a new hire award of 3,627 RSUs with an aggregate grant value of $100,000 on June 16, 2025, vesting in three equal annual installments subject to Mr. Bosco’s continued service with the Company through each applicable vesting date; and (v) participation in the Company’s employee benefit and welfare plans.

CLO New-Hire and Transition Arrangements

Ms. Tang commenced employment with the Company on March 24, 2025. Ms. Tang’s compensation in the role of Chief Legal Officer included: (i) an annual base salary of $400,000; (ii) an annual cash incentive bonus with a target bonus opportunity of 55% of annual base salary, with the actual amount earned ranging from 0% to 175% of target based on actual achievement against performance metrics to be established by the Board or the Human Resources Committee; (iii) a 2025 annual long-term equity incentive award consisting of RSUs and PSUs with an aggregate grant value of $300,000 on March 24, 2025, described above under “Long-Term Incentives—2025 LTI Awards”; (iv) a new-hire award of 2,649 RSUs with an aggregate grant value of $100,000 on March 24,

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2025, vesting in three equal annual installments subject to Ms. Tang’s continued service with the Company through each applicable vesting date; and (v) participation in the Company’s employee benefit and welfare plans. Ms. Tang ceased serving as Chief Legal Officer and Corporate Secretary on September 30, 2025, and was subsequently terminated by us without cause on October 31, 2025. In connection with Ms. Tang’s termination, she received certain continued health and welfare benefits for the two months following her termination with a value of approximately $5,465 and forfeited all outstanding equity awards.

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COMPENSATION DISCUSSION AND ANALYSIS

Perquisites And Other Personal Benefits

We periodically review perquisites and other personal benefits that are part of each NEO’s total compensation package to ensure external competitiveness. In 2025, Mses. Ingersoll and Striedel received executive physical examination benefits (as described above under “Other Compensation Actions” and as reported in the “Summary Compensation Table” below). This perquisite has been discontinued as of December 31, 2025. From time to time, we may also offer other perquisites to our NEOs.

Consistent with our policy, we do not make any tax gross-up payments for any NEO perquisites or personal benefits. Additional information on perquisites and other personal benefits provided in 2025 can be found in the “Summary Compensation Table” in the Executive Compensation section of this Proxy Statement.

Post-Employment Compensation

Certain termination events will trigger post-employment payments and benefits for our NEOs, including a change in control, termination for cause, involuntary termination not for cause, and death or disability. These are discussed under “Potential Payments upon Employment Termination or Change in Control” in the Executive Compensation section of this Proxy Statement.

Our Human Resources Committee believes that severance benefits are important from a retention perspective to provide some level of protection to our NEOs who may be terminated, including in connection with a change in control, and that the amounts are reasonable and maintain the competitiveness of our executive compensation and retention program. Further, our Human Resources Committee believes that this structure helps ensure, in the event of a possible change in control, that the NEOs will be available (without concern for their personal financial situations) to perform their regular duties and to advise management and the Board as to whether the change in control proposal would be in our or our shareholders’ best interests. We may also call upon our NEOs to assist in the change in control implementation and transition, and to perform other appropriate actions. Severance benefits also provide an economic means for the NEOs to transition from Pursuit employment.

Retirement Income and Savings Plans

Ms. Ingersoll received retirement benefits from Pursuit under a Defined Contribution SERP, in which she is the only participant. Ms. Ingersoll elected a lump sum payment from the Defined Contribution SERP and it was fully liquidated in September 2025.

All eligible U.S. employees may participate in the Pursuit Attractions and Hospitality, Inc. 401(k) Plan (the “401(k) Plan”). In addition, Mr. Barry was eligible to participate in the Pursuit Attractions and Hospitality, Inc. Supplemental 401(k) Plan (the “Supplemental 401(k) Plan”) in 2025, which provided for additional employee contributions of the annual limits set by the Internal Revenue Code of 1986 (the “Code”) for the 401(k) Plan, plus company matching contributions on the same percentage of the 401(k) Plan.

Compensation Decision-Making Process

The Human Resources Committee annually reviews and approves our executive compensation program and compensation for our NEOs and other executive officers. Our CEO makes a recommendation to the Human Resources Committee regarding the compensation of executive officers (other than our CEO); however, for our executive officers, the Human Resources Committee has final approval over:

•
Annual base salary levels;

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•
Short-term (annual) incentive opportunities, performance goals, the achievement of performance targets, and payment of incentive awards;
•
Long-term incentive awards, performance goals, the achievement of performance targets, and any payment of long-term incentive awards; and
•
Any special or supplemental compensation or benefits.

The Human Resources Committee approves, and the other independent members of the Board ratify, all elements of our CEO’s compensation.

Base salary adjustments, if any, are generally effective on or around April 1 of each year for our CEO and other NEOs.

At its regular quarterly February 2025 meeting, the Human Resources Committee approved RSU and PSU awards to executive officers (as discussed in the CD&A subsection “2025 LTI Awards”). In March 2025, the Human Resources Committee approved financial targets and strategic objectives for the 2025 MIP.

Independent Compensation Advisor

The Human Resources Committee has sole authority to retain or terminate an independent compensation advisor and to approve the advisor’s fees. In September 2023, the Human Resources Committee engaged Korn Ferry, a national independent consulting firm, to serve as its independent compensation advisor. During 2025, Korn Ferry regularly attended Human Resources Committee meetings and advised on compensation matters, including our executive compensation program design and relative pay for performance. Korn Ferry provided market data, analysis, and advice regarding our NEOs’ and other executive officers’ compensation. In addition to advising the Human Resources Committee on executive pay, Korn Ferry from time to time advises the Human Resources Committee concerning compensation of the independent members of our Board. The Human Resources Committee reviewed Korn Ferry’s independence under SEC and NYSE rules and determined that there was no conflict of interest. Korn Ferry has not performed any services for us, except for compensation-related services on behalf of, and as instructed by, the Human Resources Committee, and certain executive search services.

Competitive Analysis and Resources

In determining 2025 executive pay, Korn Ferry provided and reviewed competitive pay data with the Human Resources Committee. Pay data included base salary, short-term incentives, long-term incentives, and total compensation values from public filings made by our comparator group companies (as discussed in “Compensation Comparator Group” below) and from published compensation surveys. The Human Resources Committee approved the annual base salary, target short-term incentive, and target long-term incentive values for each NEO after considering the competitive data and other factors, including an assessment of individual performance, experience, and each NEO’s special expertise.

Based on the information that the Human Resources Committee reviewed, and in consultation with our independent consultants, our compensation program delivered total compensation amounts to our NEOs that are aligned with our stated pay for performance philosophy.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Comparator Group

After consultation with Korn Ferry in February 2025, the Human Resources Committee selected a comparator group that was used for making 2025 executive officer compensation decisions, which was significantly different from the compensation peer group used in prior years in light of the GES Sale and Pursuit becoming a standalone organization. In selecting the comparator group, we focused on the following criteria:

•
Business Relevance. The comparator group for 2025 was comprised primarily of leisure and hospitality services companies.
•
Revenue Comparability. Companies considered for the 2025 comparator group generally generated annual revenues between approximately one-half and three times the Company’s annual revenue.

We believe the 2025 comparator group was relevant in gauging our compensation actions. The compensation comparator group ultimately referenced by the Human Resources Committee included the following companies whose businesses were comparable with the Company’s business:

2025 Comparator Group
Company Name	Ticker Symbol	Company Name	Ticker Symbol
Full House Resorts, Inc.	FLL	Playa Hotels & Resorts	PLYA
Golden Entertainment, Inc.	GDEN	Soho House & Co	SHCO
Lindblad Expeditions Holdings, Inc.	LIND	Summit Hotel Properties, Inc.	INN
Lucky Strike Entertainment	LUCK	Target Hospitality Corp.	TH
Monarch Casino & Resort, Inc.	MCRI	Xenia Hotels & Resorts, Inc.	XHR

The Human Resources Committee has the discretion to change the comparator group from time to time to help ensure that it provides a reasonable point of comparison for our executive officer compensation program. Such changes may reflect changes in our business, or changes at comparator group companies.

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COMPENSATION DISCUSSION AND ANALYSIS

Clawback Provisions For Detrimental Conduct

In order to protect the Company, short- and long-term incentive compensation is subject to forfeiture and reimbursement (i.e., clawback) provisions related to the following conduct:

•
an officer or employee knowingly or grossly negligently engaged in misconduct that caused a misstatement of our financial statements, or in misconduct, which constituted a material violation of our Code of Ethics or certain other policies;
•
an officer or employee was aware of and failed to report another officer or employee who was participating in misconduct that caused or could cause a misstatement of our financial statements, or materially violated our Code of Ethics or certain other policies; and
•
an officer or employee acted significantly contrary to our best interests.

All of our NEOs’ and other key employees’ short- and long-term incentive compensation is subject to these clawback provisions. The clawback provisions also relate to violations of certain restrictions on competitive activities following employment termination.

In November 2023, our Human Resources Committee approved an Incentive Compensation Recoupment Policy, which is applicable to the Company’s executive officers and requires the recoupment of Recoverable Incentive Compensation in the event of an Accounting Restatement (as those terms are defined in the policy). This policy conforms to SEC and NYSE rulemaking consistent with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

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COMPENSATION DISCUSSION AND ANALYSIS

Stock Ownership Guidelines

We believe it is important to align the financial interests of our directors and executive officers with those of our shareholders. Accordingly, we maintain stock ownership guidelines, most recently revised effective November 25, 2025, that require directors and executives to own a minimum amount of Pursuit common stock on a direct basis, meaning stock that is subject to market risk. The guidelines for each covered individual are as follows:

Stock Ownership Guidelines
Non-Employee Directors [1]	5.0 times annual retainer
CEO	5.0 times base salary
Other Executive Officers 2 4	3.0 times base salary
Senior Employees 3 4	2.0 times base salary

1.
As of December 31, 2025, Mr. Cassidy’s (as assigned to Crestview), and Mr. Schechter’s and Mses. Carmichael, Coll, and Henkels’ Pursuit common stock ownership exceed the stock ownership guidelines. As of such date, Ms. Bright, who became a director in 2024, was making progress towards compliance with the stock ownership guidelines.
2.
Includes Chief Financial Officer, Chief Legal Officer, Chief Platform Officer, Chief Operating Officers, and Chief Revenue Officer.
3.
Includes Chief Accounting Officer and other senior-level employees to whom the Human Resources Committee has determined that the guidelines will apply.
4.
As of December 31, 2025, Mr. Barry’s common stock ownership exceeds the stock ownership guidelines and Mr. Heitz, Mr. Auck and Mr. Bosco were making progress towards compliance with the stock ownership guidelines.

A covered individual has five years from the end of the calendar year in which such individual first becomes subject to the guidelines to satisfy the applicable guideline. Until each covered individual has satisfied their applicable stock ownership guideline, such individual is required to retain 50% of the net shares (remaining after payment of taxes and, if applicable, exercise price) issued upon exercise, vesting, or settlement of an equity award. Shares of Pursuit common stock owned outright (directly or indirectly through the 401(k) Plan) and vested or unvested restricted stock and time-based RSUs count for purposes of the guidelines. Unexercised stock options (whether vested or unvested) and unearned PSUs do not count toward satisfaction of the guidelines. Ownership extends to any direct or indirect ownership of our common stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Code and the regulations thereunder.

Hedging and Pledging

Our Insider Trading Policy includes the following policies regarding hedging and pledging of Pursuit common stock:

Hedging Transactions

Our directors, NEOs, other officers, and employees may not engage in any hedging, monetization, short position, or similar transactions that are designed to limit or eliminate the risks of owning Pursuit stock (collectively, “Hedging”). Hedging is prohibited regardless of whether the shares were purchased in the open market or granted in the form of a stock-based award.

Pledging and Margin Transactions

Our directors, NEOs, and other officers may not engage in “margin” or “pledging” transactions in which (i) a broker, bank or other financing party holds securities as collateral for a margin loan, mortgage, or other loan, and (ii) Pursuit securities may be sold without consent in the event of a failure to meet a margin call or default

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COMPENSATION DISCUSSION AND ANALYSIS

on a loan or mortgage. These transactions are prohibited because the sale may occur at a time when the director, NEO or other officer has material, non-public information, or when he or she is otherwise not permitted to trade in Pursuit securities.

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COMPENSATION DISCUSSION AND ANALYSIS

Tax and Accounting Considerations

One of the factors the Human Resources Committee considers when determining executive compensation is the anticipated tax treatment to the Company and to the executives of the various payments and benefits. Section 162(m) of the Code generally provides that a publicly held company may not deduct compensation paid to certain covered executive officers to the extent that such compensation exceeds $1,000,000 per executive officer in any year. The Human Resources Committee generally considers this limit when determining compensation, and reserves the discretion to conclude in the future that it is appropriate to exceed the limitation on deductibility under Section 162(m) to ensure that executive officers are compensated in a manner that it believes to be consistent with the Company’s best interests and those of its shareholders.

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EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table

For Fiscal Years Ended 2025, 2024, and 2023

The following table shows compensation paid, accrued, or awarded to our NEOs for the years indicated:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation [2] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [3] ($)	All Other Compensation [4] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

David W. Barry [5]	2025	729,809	—	3,723,854	—	904,501	17	14,180	5,372,361
President and Chief	2024	600,000	—	2,819,469	—	263,640	163	23,449	3,706,721
Executive Officer	2023	600,000	—	—	—	339,504	277	27,966	967,747

Michael "Bo" Heitz [6,7]	2025	391,561	—	526,514	—	364,486	—	12,765	1,295,326
Chief Financial Officer

Ellen M. Ingersoll [6,8]	2025	121,354	—	—	—	89,184	—	531,089	741,627
Former Chief	2024	488,816	—	1,204,979	—	284,800	66	400,748	2,379,409
Financial Officer	2023	469,027	—	1,139,794	—	416,600	180	328,892	2,354,493

Samuel Auck [9,10]	2025	303,478	—	280,151	—	169,213	—	8,970	761,812
Chief Platform Officer

Michael L. Bosco [11,12]	2025	147,981	—	250,850	—	77,335	—	5,352	481,518
Chief Accounting Officer

Leslie Striedel [11,13]	2025	179,692	—	—	—	88,038	—	420,710	688,440
Former Chief Accounting Officer	2024	361,987	—	628,614	—	140,600	—	27,052	1,158,253

Catherine Tang [14]	2025	246,154	—	476,030	—	—	—	5,563	727,747
Former Chief Legal
Officer and
Corporate Secretary

1.
The amounts shown under column (e) do not reflect actual payouts, but rather, they represent the grant date fair value of long-term incentives awarded to the NEOs, comprising RSUs and PSUs awarded to all our NEOs in 2025. The grant date fair value of the RSU and PSU awards were computed in accordance with FASB ASC 718 as discussed in our 2025 Form 10-K, in Notes 1 and 3 to the Consolidated Financial Statements and are incorporated herein by reference.
2.
The amounts shown under column (g) represent incentive cash awards accrued under the MIP. All awards were made pursuant to the 2017 Pursuit Attractions and Hospitality, Inc. Omnibus Incentive Plan (the “2017 Plan”), each of which was paid in March of the following year. The 2025 performance targets and achievement levels are discussed in the CD&A of this Proxy Statement.
3.
The amounts shown under column (h) for Mr. Barry represent above-market earnings under the Supplemental 401(k) Plan.
4.
The aggregate incremental cost of perquisites is the actual cost we incurred as a result of providing those items unless otherwise stated.
5.
The amount reported under column (i) for Mr. Barry in 2025 includes: (i) a $14,000 matching contribution under the 401(k) Plan; and (ii) $180 in life insurance premiums.
6.
Effective March 17, 2025, Michael “Bo” Heitz succeeded Ms. Ingersoll as the Company’s Chief Financial Officer, which is described in more detail in the CD&A subsection “Other Compensation Actions – CFO Transition and Compensation Arrangements.” Mr. Heitz was not an NEO in 2023 or 2024 and thus, only 2025 compensation information is shown for him in this table.
7.
The amount reported under column (i) for Mr. Heitz in 2025 includes: (i) a $12,585 matching contribution under the 401(k) Plan; and (ii) $180 in life insurance premiums.
8.
The amount reported under column (i) for Ms. Ingersoll in 2025 includes: (i) a $4,627 matching contribution under the 401(k) Plan; (ii) $52 in life insurance premiums; and (iii) $526,410 of cash severance payments, certain continued health and welfare benefits, and executive physical examination benefits under the Ingersoll Transition Agreement, which is described in more detail in the CD&A subsection “Other Compensation Actions - CFO Transition and Compensation Arrangements.”

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EXECUTIVE COMPENSATION

9.
Mr. Auck was appointed as an executive officer, effective February 26, 2025. Mr. Auck was not an NEO in 2023 or 2024 and thus, only 2025 compensation information is shown for him in this table.
10.
The amount reported under column (i) for Mr. Auck in 2025 includes: (i) a $8,790 matching contribution under the 401(k) Plan; and (ii) $180 in life insurance premiums.
11.
Effective July 1, 2025, Mr. Bosco succeeded Ms. Striedel as the Company’s Chief Accounting Officer which is described in more detail in the CD&A subsection “Other Compensation Actions – CAO Transition and Compensation Arrangements.” Mr. Bosco was not an NEO in 2023 or 2024 and thus, only 2025 compensation information is shown for him in this table. Additionally, Ms. Striedel was not an NEO in 2023 and thus, only 2024 and 2025 compensation information is shown for her in this table.
12.
The amount reported under column (i) for Mr. Bosco in 2025 includes: (i) a $5,262 matching contribution under the 401(k) Plan; and (ii) $90 in life insurance premiums.
13.
The amount reported under column (i) for Ms. Striedel in 2025 includes: (i) a $6,738 matching contribution under the 401(k) Plan; (ii) $90 in life insurance premiums; and (iii) $413,882 of cash severance payments, certain continued health and welfare benefits, and executive physical examination benefits under the Striedel Transition Agreement, which is described in more detail in the CD&A subsection “Other Compensation Actions – CAO Transition and Compensation Arrangements.”
14.
Ms. Tang commenced employment with the Company on March 24, 2025 and terminated employment with the Company on October 31, 2025. In connection with Ms. Tang’s departure, her equity awards reported under column (e) were forfeited prior to vesting. The amount reported under column (i) for Ms. Tang in 2025 includes: (i) $98 in life insurance premiums; and (ii) continued health and welfare benefits with a value of approximately $5,465, as described in more detail under the CD&A subsection “Other Compensation Actions - CLO New-Hire and Transition Arrangements.” Ms. Tang was not an NEO in 2023 or 2024 and thus, only 2025 compensation information is shown for her in this table.

Post-Employment Arrangements

Ms. Ingersoll received retirement benefits under the Defined Contribution SERP, in which she is the only participant. Upon her separation, Ms. Ingersoll elected a lump sum payment from the Defined Contribution SERP and it was fully liquidated in September 2025.

Employment Agreements

We do not have employment agreements with our NEOs. We generally enter into offer letters with executive officers when they commence employment and/or are promoted to executive officer roles. We maintain an executive severance plan (the “Severance Plan”) in which our current NEOs participate, which is described in more detail below under “Potential Payments Upon Termination or Change in Control.”

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EXECUTIVE COMPENSATION

Grants Of Plan-Based Awards for Fiscal Year Ended December 31, 2025

The following table gives the estimated future payouts for awards granted in 2025 under equity incentive and non-equity incentive plans, and the number of shares or units underlying awards granted in 2025:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)[3]	Awards ($)[4]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)

Barry		375,000	750,000	1,500,000
RSU[5]	1/2							21,619	899,999
2025 PSU[5]	1/2				25,222	50,444	100,888		2,823,855

Heitz		151,485	302,970	530,198
RSU[5]	1/2							3,603	149,993
2025 PSU[5]	1/2				3,363	6,726	13,452		376,521

Ingersoll[6]		147,900	295,800	547,230

Auck		70,448	140,895	246,566
RSU[5]	3/1							2,928	116,242
2025 PSU[5]	3/1				1,464	2,928	5,856		163,909

Bosco[7]		49,875	99,750	174,563
RSU[5]	6/16							6,211	171,237
2025 PSU[5]	6/16				1,292	2,584	5,168		79,613

Striedel[6]		73,000	146,000	270,100

Tang[8]		110,000	220,000	385,000
RSU[5]	3/24							6,835	250,024
2025 PSU[5]	3/24				2,051	4,101	8,202		226,006

1.
The amounts shown in column (c) reflect the threshold payment level under the 2025 MIP. The amounts in column (d) reflect the target payment level under the 2025 MIP. The amounts shown in column (e) reflect the maximum payment level under the 2025 MIP. For more information regarding the 2025 MIP, please see the CD&A subsection “Short-Term (Annual) Incentives.” Actual payout results are reflected in column (g) of the Summary Compensation Table.
2.
Columns (f), (g), and (h) report the estimated threshold, target, and maximum payouts as of the grant date for the 2025 PSU awards. These PSU awards may be earned based on the Company’s TSR performance relative to the TSR performance of other constituents of the Russell 2000 Index over the three-year performance period beginning January 1, 2025, and ending December 31, 2027. If threshold, target, or maximum performance is attained over the performance period, 50%, 100%, or 200% of the target number of PSUs, respectively, may be earned. If actual performance falls between threshold and maximum, the number of shares earned would be calculated using linear interpolation. To the extent that the Company’s absolute TSR over the same period is negative, the number of 2025 PSUs earned will not exceed 100% of target, even if the Company’s relative TSR exceeds the target level of performance.
3.
Column (i) reports the number of RSUs granted in 2025. The RSUs vest in equal annual installments on each of the first three anniversaries of the grant date.
4.
Column (l) reports grant date fair value computed in accordance with FASB ASC 718. The actual value realized by the NEOs for the RSUs and PSUs will not be determined until the time of vesting. Assumptions made in the valuation of stock awards under this column (l) are discussed in our 2025 Form 10-K, in Notes 1 and 3 to the Consolidated Financial Statements and are incorporated herein by reference.
5.
RSU and PSU awards will be paid, if earned, in Pursuit common stock.
6.
Mses. Ingersoll and Striedel each received a prorated payout under the 2025 MIP based on actual performance pursuant to the terms of the Ingersoll Transition Agreement and the Striedel Transition Agreement, respectively. See “Other Compensation Actions” above.
7.
Mr. Bosco’s payout under the 2025 MIP was prorated commensurate with his employment start date on June 16, 2025.
8.
Ms. Tang was no longer employed by the Company as of December 31, 2025 and accordingly, was ultimately not eligible to receive a payout under the 2025 MIP. Additionally, her equity awards were forfeited on October 31, 2025, prior to vesting.

For a description of all other material terms of the awards described in the table above, including a description of the effect of a termination of employment or a change in control on the vesting or payout of these awards, please refer to the “Short-Term (Annual) Incentives” and “Long-Term Incentives” subsections of the CD&A section of this Proxy Statement and the “Potential Payments Upon Employment Termination or Change in Control” section below.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year Ended December 31, 2025

The table below includes all of the NEOs’ outstanding options and unvested stock awards as of December 31, 2025, including awards subject to performance conditions:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) [1]	Market Value of Shares or Units of Stock That Have Not Vested ($) [1,2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) [2]
(a)	(g)	(h)	(i)	(j)

Barry
2024 PSU	—	—	38,261	1,288,630
2025 PSU	—	—	50,444	1,698,954
RSU	32,551	1,096,318	—	—

Heitz
2025 PSU	—	—	6,726	226,532
RSU	9,128	307,431	—	—

Ingersoll [3]
2024 PSU	—	—	6,241	210,197

Auck
2025 PSU	—	—	2,928	98,615
RSU	4,185	140,951	—	—

Bosco
2025 PSU	—	—	2,584	87,029
RSU	6,211	209,186	—	—

Striedel [4]
2024 PSU	—	—	1,775	59,782
Tang [5]	—	—	—	—

1.
For columns (g) and (h), RSU awards vest pursuant to the terms of the applicable agreements, which generally vest in equal annual installments on each of the first three anniversaries of the grant date.
2.
For columns (h) and (j), the market value of shares (or units) was computed by multiplying the number of shares (or units) by $33.68, the closing market price of our common stock at December 31, 2025. In calculating the number of PSU awards and their value in this table, we are required by SEC rules to compare our performance through 2025 under the PSU grants against the threshold, target, and maximum performance levels for the grants and to report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Accordingly, we have reported both the outstanding 2024 PSU and 2025 PSU awards in the table at their target levels based on performance against the goals through December 31, 2025.
3.
Upon Ms. Ingersoll’s departure on March 31, 2025, Ms. Ingersoll’s remaining outstanding unvested RSUs were earned on a pro rata basis (based on the percentage of time from the grant date to the termination date). Additionally, her 2023 PSUs vested upon the lapse of the relevant vesting period on December 31, 2025 on a pro rata basis (based on the percentage of time from the start of the performance period to March 31, 2025) based on actual performance. Ms. Ingersoll’s 2024 PSUs will vest upon the lapse of the relevant vesting period on a pro rata basis (based on the percentage of time from the start of the performance period to March 31, 2025) based on actual performance.
4.
Upon Ms. Striedel’s departure on June 30, 2025, Ms. Striedel’s remaining outstanding unvested RSUs were earned on a pro rata basis (based on the percentage of time from the grant date to the termination date); provided, however, that the grant of 9,452 retention RSUs awarded to Ms. Striedel in 2024 vested in full on June 30, 2025. Additionally, her 2023 PSUs vested upon the lapse of the relevant vesting period on December 31, 2025 on a pro rata basis (based on the percentage of time from the start of the performance period to June 30, 2025) based on actual performance. Ms. Striedel’s 2024 PSUs will vest upon the lapse of the relevant vesting period on a pro rata basis (based on the percentage of time from the start of the performance period to June 30, 2025) based on actual performance.
5.
Upon Ms. Tang’s departure on October 31, 2025, Ms. Tang forfeited all of her outstanding equity awards.

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Stock Vested for Fiscal Year Ended December 31, 2025

This table shows RSU and PSU awards that vested during 2025:

	Stock Awards
Name (a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[1] ($)

Barry
RSU	5,466	217,000
Heitz	—	—
Ingersoll [2]
2023 PSUs	23,266	808,726
RSU	12,829	484,797
Auck
RSU	2,664	90,977

Bosco	—	—
Striedel [3]
2023 PSUs	6,022	209,325
RSU	13,725	426,288

Tang [4]	—	—

1.
The value realized upon the vesting of RSUs is the closing price of Pursuit’s common stock on the date of vesting multiplied by the number of shares that vested.
2.
Upon Ms. Ingersoll’s departure on March 31, 2025, Ms. Ingersoll’s remaining outstanding unvested RSUs were earned on a pro rata basis (based on the percentage of time from the grant date to the termination date). Additionally, her 2023 PSUs vested upon the lapse of the relevant vesting period on December 31, 2025 on a pro rata basis (based on the percentage of time from the start of the performance period to March 31, 2025).
3.
Upon Ms. Striedel’s departure on June 30, 2025, Ms. Striedel’s remaining outstanding unvested RSUs were earned on a pro rata basis (based on the percentage of time from the grant date to the termination date); provided, however, that the grant of 9,452 retention RSUs awarded to Ms. Striedel in 2024 vested in full on June 30, 2025. Additionally, her 2023 PSUs vested upon the lapse of the relevant vesting period on December 31, 2025 on a pro rata basis (based on the percentage of time from the start of the performance period to June 30, 2025).
4.
Upon Ms. Tang’s departure on October 31, 2025, Ms. Tang forfeited all of her outstanding awards.

Non-Qualified Deferred Compensation for Fiscal Year Ended December 31, 2025

This table shows the amounts contributed to non-qualified deferred compensation plans during 2025:

Name	Aggregate Earnings in Last Fiscal Year ($)[1,2]	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
(a)	(b)	(c)	(d)

Barry
Supplemental 401(k) Plan[3]	335	—	5,908

Ingersoll
Defined Contribution SERP[2]	728,656	(5,984,490)	—

1.
Interest on each participant’s account balance is paid at an annual rate equal to the yield as of January 1, April 1, July 1, and October 1 on the Merrill Lynch Taxable Bond Index-Long Term Medium Quality (A3) Industrial Bonds, or such other rate as the Human Resources Committee may determine in a manner consistent with the requirements of Section 409A of the Code and related regulations. If the deferred compensation account is to be paid in installments, the interest is credited quarterly prior to the end of each installment period. If the deferred compensation account is not paid in installments, the interest is credited quarterly prior to the end of the participant’s deferral period.
2.
“Defined Contribution SERP” refers to the Pursuit Attractions and Hospitality, Inc. Defined Contribution Supplemental Executive Retirement Plan, which we established in 2013. There were no contributions in 2025. Our contributions under the Defined Contribution SERP in prior years were made only for the benefit of the account of Ms. Ingersoll, the plan’s sole participant. The Defined Contribution SERP provided annual contributions to Ms. Ingersoll’s account, and such contribution amounts were based on a formula that was intended to achieve an

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income replacement target at retirement. Ms. Ingersoll had a phantom account where hypothetical investment returns were deposited or credited, and assumed the investment risks and rewards by selecting from among a set of investment options we provided. As noted above, upon her separation, Ms. Ingersoll elected a lump sum payment from the Defined Contribution SERP and it was fully liquidated in September 2025.
3.
Refers to the Pursuit Attractions and Hospitality, Inc. Supplemental 401(k) Plan, which is a U.S.-based retirement program. Payments under the Supplemental 401(k) Plan are made only to participants who are U.S. citizens between the ages of 55 and 65.

Potential Payments Upon Employment Termination or Change In Control

Certain termination events will trigger post-termination payments and benefits for our NEOs under our Severance Plan, related participation agreements and equity award agreements, as described in more detail below. Amounts that could be payable to Messrs. Barry, Heitz, Auck, and Bosco, our NEOs who remained in service as of December 31, 2025, under such arrangements are described in the narrative and set forth in the table below, assuming a qualifying termination date of December 31, 2025 and based on a closing price of $33.68 per share for Pursuit’s common stock on December 31, 2025, the last trading day of the year, except where otherwise indicated. The receipt of certain of the payments and benefits described in this section are subject to the applicable NEO’s compliance with certain restrictive covenant obligations, including non-competition, non-solicitation of employees and non-solicitation of customers ranging from 12 to 18 months following the termination of employment.

Mses. Ingersoll, Striedel and Tang departed the Company on March 31, 2025, June 30, 2025 and October 31, 2025, respectively. As such, they are not included in the broader narratives and table below. Instead, the actual payments and benefits that they received in connection with their transitions are described separately in the CD&A under the heading “Other Compensation Actions.”

Executive Severance Plan

In December 2025, the Board approved the Severance Plan, pursuant to which our NEOs and certain other employees are eligible to receive severance and/or change in control benefits, and which superseded and replaced all of our prior executive severance plans, policies, and individual severance agreements (including, but not limited to, our Executive Officer Pay Continuation Policy and our Executive Severance Plan (Tier I – 2013) and, with respect to Mr. Barry, his Amended and Restated Severance Agreement, dated October 20, 2024). Mr. Barry has been designated a Tier 1 Covered Employee under the Severance Plan, and Messrs. Heitz, Auck, and Bosco have each been designated a Tier 2 Covered Employee under the Severance Plan. The receipt of all benefits under the Severance Plan is subject to the applicable executive’s execution and non-revocation of a release of claims in favor of the Company.

David Barry

In connection with the adoption of the Severance Plan, we entered into a participation agreement under the Severance Plan with Mr. Barry (the “Barry Participation Agreement”). As a Tier 1 Covered Employee, if we terminate Mr. Barry’s employment without “cause” or if Mr. Barry resigns for “good reason” (each as defined in the Severance Plan or in the Barry Participation Agreement) (a “Qualifying Termination”), under the Severance Plan, Mr. Barry will be entitled to receive (i) cash severance in a lump sum equal to 24 months of his then-current base salary, (ii) a prorated annual bonus based on actual performance for the calendar year in which such Qualifying Termination occurs, and (iii) payment of premiums to maintain group health insurance continuation benefits pursuant to COBRA (or an equivalent amount) for up to 24 months. In the event of a Qualifying Termination that occurs within the 24-month period following, a “change in control” (as defined in the Severance Plan) (the “Change in Control Period”), Mr. Barry would be entitled to receive the above benefits under the Severance Plan but in lieu of (ii), would receive a cash payment equal to two times his target annual bonus for the calendar year in which such Qualifying Termination occurs. In addition, if Mr. Barry’s employment

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terminates due to his death or “disability” (as defined in the Severance Plan), he or his estate or beneficiaries will receive the benefits set forth above for a Qualifying Termination outside of the Change in Control Period.

Other Current NEOs

Messrs. Heitz, Auck, and Bosco are Tier 2 Covered Employees. If a Tier 2 Covered Employee experiences a Qualifying Termination, under the Severance Plan, he will be entitled to receive (i) cash severance, in the form of salary continuation payments, equal to 12 months of his then-current base salary for Messrs. Heitz and Auck (and 6 months for Mr. Bosco based on relevant service requirements under the Severance Plan as of December 31, 2025), (ii) a prorated annual bonus based on actual performance for the calendar year in which such Qualifying Termination occurs, and (iii) payment of premiums to maintain group health insurance continuation benefits pursuant to COBRA (or an equivalent amount) for up to 12 months. In the event of a Qualifying Termination that occurs within the Change in Control Period, the Tier 2 Covered Employee would instead be entitled to receive (i) cash severance in a lump sum equal to 18 months of his then-current base salary, (ii) a cash payment equal to 100% of his target annual bonus for the calendar year in which such Qualifying Termination occurs, and (iii) payment of premiums to maintain group health insurance continuation benefits pursuant to COBRA (or an equivalent amount) for up to 18 months. Each of Messrs. Heitz, Auck, and Bosco entered into a standard participation agreement with the Company under the Severance Plan.

Equity Award Agreements

PSUs

In the event of a change in control (with or without a corresponding termination), any outstanding PSUs would be paid at a 100% achievement level, prorated from the start of the performance period applicable to such award to the date of the change in control.

In the event of an involuntary termination without cause, any outstanding PSUs: (i) if granted prior to 2025, would vest upon the lapse of the performance period on a pro-rata basis (based on the percentage of time from the start of the performance period to the termination date) and (ii) if granted in 2025 and beyond, would be forfeited upon termination.

In the event of a resignation for “good reason,” any outstanding PSUs would be forfeited.

If an NEO’s termination is due to death or disability, such NEO would receive earned PSUs that have been outstanding for at least 12 months upon the lapse of the performance period on a pro rata basis (based on the percentage of time from the start of the performance period to the termination date). All other unvested PSUs would be forfeited upon the NEO’s termination related to death or disability.

PSU vesting is subject to the applicable NEO’s execution of a separation agreement and release of claims, at the Company’s request.

RSUs

In the event of a change in control (with or without a corresponding termination), any outstanding RSUs would fully vest as of the date of a change in control.

In the event of an involuntary termination without cause, any outstanding RSUs: (i) if granted prior to 2025, would vest on a pro-rata basis (based on the percentage of time from the grant date to the termination date); and (ii) if granted in 2025 and beyond, would be forfeited upon termination.

In the event of a resignation for “good reason,” any outstanding RSUs would be forfeited.

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If an NEO’s termination is due to death or disability, (i) for RSUs granted before 2025, a pro-rata portion of RSUs (based on the percentage of time from the grant date to the termination date) would vest at the time of the termination, and (ii) for RSUs granted in 2025 and beyond, would vest in full at the time of the termination.

RSU vesting is subject to the applicable NEO’s execution of a separation agreement and release of claims, at the Company’s request.

The following table shows the estimated cash amounts and the estimated value of equity award vesting for each scenario described above, assuming that the qualifying termination, change in control event or death or disability event occurred December 31, 2025:

Estimated Benefits in the Event of a Change in Control Without Termination, Change in Control with Involuntary/Without Cause or Voluntary/Good Reason Termination, Termination Involuntary Not for Cause, Termination Voluntary for Good Reason, and Death or Disability, In Dollars ($)

	Change in Control Without Termination ($)		Change in Control Termination Involuntary/ Without Cause or Voluntary/ Good Reason ($) [1]		Termination Involuntary Not for Cause ($)		Termination Voluntary for Good Reason ($)		Death or Disability ($) [2]

Barry
Cash Severance [3]	—		3,000,000		2,404,501		2,404,501		2,404,501
PSUs	1,424,370	[4]	1,424,370	[4]	859,087	[6]	—	[7]	859,087	[8]
RSUs	1,096,318	[5]	1,096,318	[5]	281,606	[6]	—	[7]	1,009,734	[9]
COBRA [10]	—		24,024		24,024		24,024		24,024
Outplacement Services [11]	—		20,000		20,000		20,000		—
Total	2,520,688		5,564,712		3,589,218		2,448,525		4,297,346

Heitz
Cash Severance [3]	—		908,910		768,446		768,446		—
PSUs	75,373	[4]	75,373	[4]	—	[6]	—	[7]	—	[8]
RSUs	307,431	[5]	307,431	[5]	112,896	[6]	—	[7]	234,245	[9]
COBRA [10]	—		27,819		18,546		18,546		—
Outplacement Services [11]	—		20,000		20,000		20,000		—
Total	382,804		1,339,533		919,888		806,992		234,245

Auck
Cash Severance [3]	—		610,545		482,313		482,313		—
PSUs	32,812	[4]	32,812	[4]	—	[6]	—	[7]	—	[8]
RSUs	140,951	[5]	140,951	[5]	29,241	[6]	—	[7]	127,856	[9]
COBRA [10]	—		19,412		12,941		12,941		—
Outplacement Services [11]	—		20,000		20,000		20,000		—
Total	173,763		823,720		544,495		515,254		127,856

Bosco
Cash Severance [3]	—		527,250		219,835		219,835		—
PSUs	28,957	[4]	28,957	[4]	—	[6]	—	[7]	—	[8]
RSUs	209,186	[5]	209,186	[5]	—	[6]	—	[7]	209,186	[9]
COBRA [10]	—		27,018		9,006		9,006		—
Outplacement Services [11]	—		20,000		20,000		20,000		—
Total	238,143		812,411		248,841		248,841		209,186

1.
If the payouts and vesting described in the “Change in Control without Termination” column were to occur upon a change in control, then in the event of a later termination in connection with the change in control, the awards that vested upon the change in control would no longer be outstanding.
2.
The amounts in this column presume the occurrence of an event constituting death or disability on December 31, 2025.
3.
Amounts reported as cash severance payment amounts were calculated in accordance with the terms of the Severance Plan and the Barry Participation Agreement, as applicable. See “—Executive Severance Plan” above.
4.
Upon a change in control, regardless of whether there is also a termination of employment, the NEOs included in this table would be entitled to receive PSUs at a 100% achievement level, prorated from the start date of the performance period to the date of the change in control.

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See “—Equity Award Agreements—PSUs” above.
5.
Upon a change in control, regardless of whether there is a termination of employment, any outstanding RSUs would fully vest. See “—Equity Award Agreements—RSUs” above.
6.
In the event of an involuntary termination without cause, any outstanding PSUs and RSUS: (i) if granted prior to 2025, would either vest upon the lapse of the performance period or be earned as of the termination date, as applicable, on a pro-rata basis (based on the percentage of time from the start of the performance period or from the grant date, as applicable, to the termination date); and (ii) if granted in 2025 and beyond, would be forfeited upon termination. See “—Equity Award Agreements—RSUs” and “—Equity Award Agreements—PSUs” above.
7.
In the event of a resignation for “good reason,” any outstanding PSUs and RSUs would be forfeited. See “—Equity Award Agreements—RSUs” and “—Equity Award Agreements—PSUs” above.
8.
If an NEO’s termination is due to death or disability, such NEO would receive earned PSUs that have been outstanding for at least 12 months upon the lapse of the performance period on a pro rata basis (based on the percentage of time from the start of the performance period to the termination date). All other unvested PSUs would be forfeited upon the NEO’s termination related to death or disability. See “—Equity Award Agreements—PSUs” above.
9.
If an NEO’s termination is due to death or disability, (i) for RSUs granted before 2025, a pro-rata portion of RSUs (based on the percentage of time from the grant date to the termination date) would vest at the time of the termination, and (ii) for RSUs granted in 2025 and beyond, would vest in full at the time of the termination. See “—Equity Award Agreements—RSUs” above.
10.
Amounts reported in the “COBRA” rows were calculated in accordance with the terms of the Severance Plan and the Barry Participation Agreement, as applicable. See “—Executive Severance Plan” above.
11.
The amounts set forth in this row are estimates, and actual payments would likely vary.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information, as of December 31, 2025, with respect to shares of our common stock that may be issued under existing equity compensation plans. The category “Equity Compensation Plans Approved by Security Holders” in the table below includes the amended and restated 2017 Plan, which our shareholders approved at the 2022 annual meeting of shareholders on May 24, 2022 (the 2017 Plan as amended and restated, the “2022 Plan”):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders:

2022 Plan¹	425,812	43.58	1,011,298

Equity Compensation Plans Not Approved by Security Holders:	—	—	—

1.
The 2022 Plan has a 10-year term and provides for the following types of awards to officers, directors, and certain other employees: (a) incentive stock options and NQSOs; (b) restricted stock (and units); (c) performance units or performance shares; (d) stock appreciation rights; (e) cash-based awards; and (f) certain other stock-based awards. The number of shares of common stock authorized for grant under the 2022 Plan is limited to 2,590,000 shares. Any shares awarded under the 2022 Plan that are terminated (by cancellation, expiration, forfeiture, or otherwise), settled in cash, or exchanged with the Human Resources Committee’s permission before they are issued, will be available again for grant under the 2022 Plan.

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CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), we are providing the following disclosure that compares the annual total compensation of our “median employee” to the annual total compensation of our Principal Executive Officer, David W. Barry. Mr. Barry served as our CEO for the entire 2025 fiscal year through December 31, 2025.

The process that we used to determine our median employee in 2025 is summarized below:

•
To determine our median employee, we used a consistently applied compensation measure (“CACM”) based on payroll records. For U.S. employees, we used 2025 W-2 Box 1 wages (federal taxable wages), and for Canadian employees, we used 2025 T4 Box 14 (employment income). While these measures are not identical, we believe they are the most comparable and practical metrics available within each jurisdiction as the CACM for all employees.
•
Using the CACM, we determined our median employee as of December 1, 2025. As of that date, and according to the definition provided under Dodd-Frank, we had 1,520 employees. In determining our median employee, we excluded employees from Iceland, which represents 5% or less of our total global headcount. We also excluded approximately 385 employees in Costa Rica, as these employees joined the Company in connection with an acquisition completed during 2025. We believe these exclusions are appropriate and consistent with the applicable rules and provide a reasonable basis for identifying the median employee. From this list, we then determined that our median employee for 2025 was employed as a Maintenance Professional.

To determine our 2025 CEO pay ratio, we collected additional elements of pay for our median employee in accordance with the requirements of Item 402(c) of Regulation S-K, which is the same methodology used to determine compensation for our CEO in the Summary Compensation Table in this Proxy Statement. Accordingly, the table below provides the annual total compensation for our median employee and for our CEO for 2025, as well as the ratio of our CEO’s total compensation to that of the median employee.

CEO Pay Ratio – includes part-time and seasonal employees:

2025 Total Annual Compensation – Median Employee	33,298

2025 Total Annual Compensation – David W. Barry, CEO	5,372,361

Ratio of CEO Compensation to the Median Employee	161:1

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to the CD&A.

	Summary Compensation Table Total for PEO		Compensation Actually Paid to PEO				Value of Initial Fixed $100 Investment Based on:
Year	Barry[1]	Moster[1]	Barry[2]	Moster[2]	Average Summary Compen- sation Table Total for Non-PEO NEOs[3]	Average Compen- sation Actually Paid to Non-PEO NEOs[4]	Total Share- holder Return[5]	Peer Group Total Share- holder Return[6]	Net Income (in millions)[7]	Adjusted EBITDA (in millions)[8]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2025	5,372,361	—	3,851,719	—	782,745	437,261	93.12	73.94	22.7	105.9

2024	3,706,721	6,853,062	4,145,905	9,177,170	1,950,150	1,642,314	117.53	98.27	368.5	198.1

2023	—	6,987,373	—	10,380,281	1,657,102	2,439,012	100.08	93.54	16.0	148.3

2022	—	6,289,986	—	2,262,720	2,056,095	(383,561)	67.43	77.31	23.2	118.8

2021	—	6,338,525	—	6,499,595	1,125,285	1,614,890	118.30	97.09	(92.7)	6.3

1.
The dollar amounts reported in column (b) are the amounts of total compensation reported for Messrs. Barry (who served as our principal executive officer (“PEO”) in 2025 and 2024) and Moster (who served as our PEO in 2024, 2023, 2022, and 2021) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”
2.
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Messrs. Barry and Moster, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Messrs. Barry and/or Moster during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Barry’s total compensation for 2025 to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO

Barry 2025	5,372,361	(3,723,854)	2,203,212	3,851,719

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for 2025.
(b)
The equity award adjustments for 2025 include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in 2025 that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of 2025 (from the end of 2024) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of 2025; (iii) for awards that were granted and vested in 2025, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in 2025, the amount equal to the change as of the vesting date (from the end of 2024) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during 2025, a deduction for the amount equal to the fair value at the end of 2024; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in 2024 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2025. The valuation assumptions used to calculate fair values did not materially differ from those disclosed as of the grant date of the equity awards. The amounts deducted or added in calculating the equity award adjustments are as follows:

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Year	Year End Fair Value of Equity Awards Granted in the Year	Change in Fair Value from End of Prior Year to the End of Covered Year of Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments

Barry 2025	2,660,980	(442,409)	—	(15,359)	—	—	2,203,212

3.
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Barry for 2025 and 2024 and Mr. Moster for 2021 through 2024) (the “Non-PEO NEOs”) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Michael “Bo” Heitz, Ellen M. Ingersoll, Samuel Auck, Michael L. Bosco, Leslie S. Striedel, and Catherine Tang; (ii) for 2024, Ellen M. Ingersoll, Leslie S. Striedel, Derek P. Linde, and Jeffrey A. Stelmach; (iii) for 2023 and 2022, Ellen M. Ingersoll, David W. Barry, Derek P. Linde, and Jeffrey A. Stelmach; and (iv) for 2021, Ellen M. Ingersoll, David W. Barry, Derek P. Linde, and Leslie S. Striedel.
4.
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs as a group for 2025 to determine the compensation actually paid, using the same methodology described above in footnote 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs(b)

2025	782,745	(255,591)	(89,893)	437,261

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Average Change in Fair Value from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments

2025	179,614	(175,934)	—	(93,573)	—	—	(89,893)

(b)
The average “compensation actually paid” to the Non-PEO NEOs as a group does not reflect any adjustments attributable to “service cost” or “prior service cost” for any defined benefit pension plans reported in the Summary Compensation Table for each applicable year. Ms. Ingersoll was the only NEO who participated in a defined benefit pension plan in each covered year. However, the benefits under such plan are frozen and there is no “service cost” or “prior service cost” to report with respect thereto. As such, the amount reported with respect to such benefit in the “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year is reflected in the average Summary Compensation Table “Total” and has not been adjusted.

5.
Represents Pursuit’s cumulative total shareholder return (“TSR”) per $100 invested from December 31, 2020, through December 31 of each of the respective years shown, calculated in accordance with Item 201(e) of Regulation S-K.
6.
Represents the peer group’s cumulative TSR per $100 invested from December 31, 2020, through December 31 of each of the respective years shown (with dividends reinvested, as applicable). The peer group used for this purpose is the S&P SmallCap 600 Hotels, Restaurants & Leisure index, of which Pursuit is a constituent, which is one of the peer groups used for the performance graph included in our 2025 Form 10-K as required under Regulation S-K Item 201(e)(1)(ii).
7.
Represents net income (loss) attributable to Pursuit as reported in the Company’s audited financial statements for the applicable year.

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EXECUTIVE COMPENSATION

8.
For 2025, represents Adjusted EBITDA, the company-selected measure used for determining our MIP achievement as described in the “Short-Term (Annual) Incentives” section of the CD&A. In December 2024, we completed the GES Sale, whereby Pursuit, which was previously a business segment within Viad, became a standalone attractions and hospitality company. Although Viad historically calculated and presented a segment Adjusted EBITDA measure for Pursuit, such measure did not account for, nor is the Company able to ascertain, the corporate and other overhead costs attributable to Pursuit’s operation as a standalone public company. As a result, it is impracticable to calculate the corresponding Adjusted EBITDA metric for 2020 through 2024 and, for those years, we have instead presented EBITDA, a measure previously used in our MIP that we chose as our company-selected measure prior to 2025. EBITDA is a non-GAAP financial measure and means earnings from continuing operations before interest expense and interest income, income taxes, depreciation, amortization, restructuring charges, impairment losses and recoveries, and income/loss attributable to non-controlling interests. EBITDA excludes specific items that were identified at the beginning of the plan cycle, certain items that are of a non-operating nature, and other items for which management did not want to create an incentive, including acquisition transaction-related and integration expenses, the results of any acquisitions that were not contemplated in the plan, and certain other specified items.

Financial Performance Measures

The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are (in no particular order):

Adjusted EBITDA

Relative TSR

Analysis Of The Information Presented In The Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following graphs setting forth relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and TSR

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EXECUTIVE COMPENSATION

Compensation Actually Paid and Net Income

Compensation Actually Paid and Adjusted EBITDA*

* For 2025, represents Adjusted EBITDA, the company-selected measure used for determining our MIP achievement as described in the “Short-Term (Annual) Incentives” section of the CD&A. In December 2024, we completed the GES Sale, whereby Pursuit, which was previously a business segment within Viad, became a standalone attractions and hospitality company. Although Viad historically calculated and presented a segment Adjusted EBITDA measure for Pursuit, such measure did not account for, nor is the Company able to ascertain, the corporate and other overhead costs attributable to Pursuit’s operation as a standalone public company. As a result, it is impracticable to calculate the corresponding Adjusted EBITDA metric for 2020 through 2024 and, for those years, we have instead presented EBITDA, a measure previously used in our MIP that we chose as our company-selected measure prior to 2025. EBITDA is a non-GAAP financial

Pursuit 2026 PROXY STATEMENT | 66

EXECUTIVE COMPENSATION

measure and means earnings from continuing operations before interest expense and interest income, income taxes, depreciation, amortization, restructuring charges, impairment losses and recoveries, and income/loss attributable to non-controlling interests. EBITDA excludes specific items that were identified at the beginning of the plan cycle, certain items that are of a non-operating nature, and other items for which management did not want to create an incentive, including acquisition transaction-related and integration expenses, the results of any acquisitions that were not contemplated in the plan, and certain other specified items.

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EXECUTIVE COMPENSATION

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

The Company does not grant stock options, stock appreciation rights, or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.

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AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2025

Audit Committee Report for The Year Ended December 31, 2025

Management has primary responsibility for Pursuit’s financial statements and reporting process, including the systems of internal control over financial reporting. In accordance with our charter, we assist the Board of Directors in overseeing Pursuit’s accounting, financial reporting processes, and the audits of the Company’s financial statements. In addition, we assist the Board in overseeing:

•
the integrity of Pursuit’s financial statements and disclosures;
•
Pursuit’s internal control environment;
•
the qualifications, independence, engagement and performance of Pursuit’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”);
•
enterprise risk and mitigating approaches, including cybersecurity;
•
Pursuit’s internal audit function and its performance; and
•
Pursuit’s compliance with legal and regulatory requirements, including its Always Honest Compliance and Ethics Program.

Disclosure Controls and Internal Control Over Financial Reporting

Management develops and maintains adequate systems of internal accounting and financial controls and annually, Deloitte expresses an opinion on the effectiveness of Pursuit’s internal control over financial reporting. In accordance with our charter, we discussed and reviewed with Management the adequacy of those controls.

Throughout 2025, Management tested and evaluated its system of internal control over financial reporting and then regularly updated Deloitte and us regarding their findings. We also reviewed Deloitte’s audit report relating the effectiveness of the Company’s internal control over financial reporting.

Independent Registered Public Accounting Firm

In accordance with our charter, we appointed Deloitte as Pursuit’s independent registered public accounting firm for 2026. In determining whether to reappoint Deloitte, we considered, among other things, the firm’s independence, the length of time the firm has been engaged, the quality of the ongoing discussions with the firm, and the firm’s familiarity with Pursuit’s global operations and businesses, accounting policies and practices, and internal control over financial reporting. We also assessed the firm’s, and the lead audit partner’s, professional qualifications and past performance. We concluded that Deloitte is independent and should serve as Pursuit’s independent registered public accounting firm for 2026.

Financial Statements Recommendation

Management prepared the Company’s 2025 financial statements, and Deloitte audited and then issued a report on those financial statements indicating that they are complete, accurate, and in accordance with generally accepted accounting principles. We recommended that the Company’s 2025 audited financial statements be included in Pursuit’s 2025 Annual Report on Form 10-K, filed with the SEC on February 25, 2026. A copy of Deloitte’s report is included with your proxy materials. In connection with our recommendation, we:

•
Reviewed and discussed Pursuit’s audited financial statements with both Management and Deloitte;

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AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2025

•
Discussed with Deloitte the overall scope and plans for their audits of Pursuit’s businesses, including evaluating the effectiveness of internal control over financial reporting in accordance with the applicable requirements of the Public Accounting Oversight Board (the “PCAOB”);
•
Received from Deloitte the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with us concerning independence; and
•
Discussed with Deloitte their independence from Pursuit, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting Deloitte from performing specific services that could impair its independence, and (ii) Pursuit’s and the Audit Committee’s policies.

This Audit Committee report shall not be deemed incorporated by reference in any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that Pursuit specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee
Virginia L. Henkels, Chair
Denise M. Coll
Joshua E. Schechter

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PROPOSAL 2: RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

Proposal 2: Ratification of the Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2026

The Audit Committee is directly responsible for selecting, appointing, determining the compensation for, retaining, overseeing, and terminating our independent registered public accounting firm (the “independent auditor”). Annually, the Audit Committee reviews the independent auditor’s qualifications, performance, and independence, and determines whether to replace the independent auditor.

Based on its review, the Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor to conduct the 2026 annual audit. Deloitte has served as our independent auditor since at least 1929. The Board considers the selection of Deloitte as the Company’s independent auditor for 2026 to be in the best interests of the Company and its shareholders. In reaching this conclusion, the Audit Committee considered Deloitte’s integrity, controls, and processes to ensure Deloitte’s independence, objectivity, industry and company-specific experience, quality and effectiveness of personnel and communications, commitment to serving the Company, appropriateness of fees for audit and non-audit services, and tenure as the Company’s auditors, including the benefits of having a long-tenured auditor.

We expect Deloitte representatives to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from shareholders.

Although Deloitte’s appointment as the Company’s independent auditor does not require shareholder approval, our Board and the Audit Committee believe it is desirable as a good corporate governance practice to request that our shareholders ratify the appointment. If the shareholders do not ratify the appointment, the Audit Committee, in its discretion, may retain Deloitte or select different independent auditors if it subsequently determines that such a change would be in the best interest of the Company and our shareholders.

Board Recommendation The Board recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.

Audit Committee Pre-Approval Policy

In accordance with its charter, the Audit Committee’s policy is to pre-approve all of Deloitte’s audit and permissible non-audit services. These services may include audit, audit-related, tax, and other permissible non-audit services. Any service incorporated or identified within Deloitte’s engagement letter and the written annual service plan, both of which the Audit Committee approves, are deemed pre-approved up to the dollar amount specified.

Throughout the year, Deloitte also provides additional accounting research and consultation services required by, and incidental to, the audit of our financial statements and related reporting compliance. The Audit

71 | Pursuit 2026 PROXY STATEMENT

PROPOSAL 2: RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

Committee considers these additional audit-related services pre-approved up to the amount specified in the annual service plan. The Audit Committee may also pre-approve services on a case-by-case basis, or the Audit Committee Chair may give such pre-approval in writing on behalf of the Audit Committee. The Chair reviews all pre-approvals with the full Committee not later than the Audit Committee’s next meeting. Periodically, the Audit Committee asks Deloitte to summarize the services and fees paid to date, and to report on the approval of the services and fees in accordance with the Audit Committee’s required pre-approval process.

Fees and Services of Independent Registered Public Accounting Firm

The following is a summary of the aggregate fees Deloitte & Touche LLP billed us for professional services provided for the fiscal years ended December 31, 2025, and 2024:

Fee Category	2025 Fees ($)	2024 Fees ($)

Audit Fees[1]	1,430,000	2,707,175
Audit-Related Fees[2]	165,522	187,215
Tax Fees[3]	—	—
Total Fees	1,595,522	2,894,390

1.
Audit Fees. Includes fees billed for professional services provided for the audits of our financial statements and of our internal control over financial reporting for the fiscal years ended December 31, 2025, and 2024, and for reviewing the financial statements included in our quarterly reports on Form 10-Q for those fiscal years. The year ended December 31, 2025 also includes $85,000 in fees billed for professional services related to the acquisition of Tabacón Thermal Resort. The year ended December 31, 2024 also includes $732,175 in fees billed for professional services provided related to the GES Sale and $75,000 in fees related to other transactions.
2.
Audit-Related Fees. Consists of fees billed for audit-related services, which generally include fees for separate audits of employee benefit and pension plans, certain due diligence assistance, and consultation, including ad hoc fees for consultation on financial accounting and reporting standards.
3.
Tax Fees. Consists of fees billed for tax services including fees for corporate tax planning, consulting, and compliance.

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PROPOSAL 3: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Proposal 3: Advisory Approval of Named Executive Officer Compensation

The Human Resources Committee, which is composed entirely of independent directors, and the full Board believe that the executive compensation policies, procedures, and decisions made with respect to our NEOs are competitive, are based on our pay for performance philosophy, and are focused on achieving our goals and enhancing shareholder value. As most recently approved by shareholders at the annual meeting of shareholders in 2025, and consistent with the Board’s recommendation, we are submitting this proposal for a non-binding vote on an annual basis.

Pursuant to Section 14A of the Exchange Act, our shareholders have an opportunity to vote to approve, on an advisory basis, our NEOs’ compensation, as disclosed in this Proxy Statement. This annual vote is not intended to address any specific element of our executive compensation program, but rather the overall compensation program for our NEOs. In considering your vote, you may wish to review the CD&A and the “Executive Compensation” sections of this Proxy Statement, which contain details of our compensation policies, procedures, and decisions regarding our NEOs.

For these reasons and as discussed in the CD&A section of this Proxy Statement, the Board recommends that our shareholders vote “FOR” the adoption of the following resolution:

RESOLVED, that the Pursuit Attractions and Hospitality, Inc. (the “Company”) shareholders approve, on an advisory basis, the overall compensation of the Company’s named executive officers set forth in the Compensation Discussion and Analysis, Summary Compensation Table, and related compensation tables, notes, and narrative discussion in the Proxy Statement for the Company’s 2026 annual meeting of shareholders.

Although this advisory vote is not binding upon the Board or Pursuit, the Board and the Human Resources Committee will review and consider the voting results, as they have in previous years, when making future decisions regarding executive compensation.

Board Recommendation The Board of Directors recommends that you vote “FOR,” approval, on an advisory basis, of the compensation of our Named Executive Officers.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

General Information About The Annual Meeting

Who Can Vote

Each holder of record of Pursuit common stock as of the Record Date, April 7, 2026, will be entitled to one vote on each matter for each share of common stock held on the Record Date.

At the close of business on the Record Date, a total of 27,449,264 shares of Pursuit common stock were outstanding and entitled to vote.

Board Recommendations on Proposals

The following table summarizes the proposals to be voted on at the Annual Meeting and our Board’s voting recommendations with respect to each proposal.

Proposals		Board’s Recommendation
1.	Elect two Class I directors, Joshua E. Schechter and Jill H. Bright, to serve until the 2029 annual meeting of shareholders	FOR each Director Nominee
2.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2026	FOR
3.	Approve, on an advisory basis, the compensation of our Named Executive Officers	FOR

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Voting Requirements

The following chart describes the proposals to be considered at the Annual Meeting, the vote required to elect directors and to adopt each other proposal, and the manner in which votes will be counted. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”
Election of directors	FOR, AGAINST or ABSTAIN with respect to each director nominee.

Uncontested - Majority of votes cast; each director nominee must receive more votes FOR than AGAINST.*

Contested – Plurality voting; the director nominees receiving the greatest number of FOR votes will be elected as directors.

			No effect. An abstention does not count as a vote cast.	No effect; no broker discretion to vote.
Ratification of selection of Deloitte & Touche LLP	FOR, AGAINST or ABSTAIN.	Majority of the votes cast; shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal.	No effect. An abstention does not count as a vote cast.	No broker non-votes; brokers have discretion to vote.
Advisory vote to approve executive compensation	FOR, AGAINST or ABSTAIN.	Majority of the votes cast; shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal.**	No effect. An abstention does not count as a vote cast.	No effect; no broker discretion to vote.

* In an uncontested election, a director nominee who does not receive a majority of the votes cast must tender his or her resignation, and the Board of Directors, through a process managed by the Corporate Governance and Nominating Committee, will decide whether to accept the resignation.

** Because this vote is advisory only, it will not be binding on us or on our Board. However, our Board and Human Resources Committee will consider the outcome of the vote when making future decisions regarding executive compensation and the frequency at which advisory votes to approve executive compensation will be conducted.

Participation in the Annual Meeting

The virtual meeting format enables shareholders to participate fully, and equally, from any location around the world, at little to no cost. We designed the format of our Annual Meeting to ensure that our shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. Our directors will also attend the meeting.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 8:00 a.m. MDT. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our shareholders to access the meeting prior to the start time.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Log in Instructions. Shareholders can register to attend the virtual meeting at www.proxydocs.com/PRSU. Shareholders will need their control number which appears on the Notice of Internet Availability of proxy materials, or the proxy card (printed in the gray box), or on any additional voting instructions that accompanied your proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible and no later than May 25, 2026, so that you can be provided with a control number and gain access to the meeting. Once registered, shareholders will receive an e-mail with a unique link, and instructions on how to attend the meeting one hour prior to the start of the meeting.

Submitting questions at the virtual Annual Meeting. As part of the Annual Meeting, we will hold a question-and-answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Our shareholders will be able to submit questions during the Annual Meeting by registering to attend the virtual meeting at www.proxydocs.com/PRSU. Shareholders will need their unique control number which appears on their Notice of Internet Availability of proxy materials, or on any additional voting instructions that accompanied your proxy materials. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Support. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page.

Voting Your Proxy

Under NYSE rules, if you are a beneficial shareholder, your vote instructs your bank, broker, or other nominee (collectively, a “nominee”) as the holder of record, how to vote your shares. If you do not provide voting instructions, your nominee may still vote your shares, but only on “routine” matters. The only routine matter at this Annual Meeting is Proposal 2, ratifying the appointment of Deloitte & Touche LLP. Accordingly, if you do not provide voting instructions, your nominee may not vote your shares on Proposals 1 (Election of Directors) or 3 (Advisory Vote on Executive Compensation) but may vote your shares on Proposal 2 (Ratification of Selection of Deloitte & Touche LLP). If your nominee votes your shares on Proposal 2, then your nominee’s inability to vote your shares on Proposals 1 and 3 results in a broker non-vote with respect to those proposals. Abstentions and broker non-votes are not included in the vote totals and, as such, will not affect the outcome of the proposals.

If you are a record holder and return a signed proxy card or submit your proxy by telephone or over the internet, the proxy will vote your shares in accordance with your instructions. If you return your signed proxy card, but do not indicate how to vote on the proposals, the proxy will vote your shares “For” the election of each of the directors named in proposal 1 and “For” each of proposals 2 and 3. If you are a 401(k) participant, your signed proxy card will instruct the respective plan trustee how to vote your shares. If you do not provide voting instructions, the trustees will vote your shares in accordance with the majority of shares voted in the plans.

Eliminating Duplicative Proxy Materials

To reduce printing and mailing costs, we adopted a procedure approved by the SEC called “householding.” Shareholders of record who have indicated that they would like to continue to receive copies of the proxy materials and who have the same address and last name will receive only one copy of this Proxy Statement and 2025 Form 10-K. Shareholders who participate in householding will continue to receive separate proxy cards. If you do not wish to participate in householding and prefer a separate copy of this Proxy Statement and the 2025 Form 10-K, or separate copies of these documents in the future, or if you are currently receiving separate copies of these documents and would like to request delivery of a single copy of the documents in the future, please contact EQ Shareowner Services, P.O. Box 64874, St. Paul, MN 55164-0874 (telephone number: 1-800-453-2235). We will promptly deliver a separate copy of this Proxy Statement and 2025 Form 10-K upon receiving your request. Beneficial owners can request information about householding from their nominees.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Other Business

The Board knows of no other matters to be considered at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

Solicitation of Proxies

We are providing these proxy materials in connection with the Board’s solicitation of proxies to be voted at our Annual Meeting. We will pay for the cost of solicitation. We will solicit proxies primarily through the mail, but our directors, officers, and employees may solicit proxies personally, by telephone, or otherwise, and no additional compensation will be paid to them. We will also reimburse nominees and other fiduciaries for their reasonable expenses in sending proxy materials to beneficial owners of Pursuit shares.

How to Vote

Your vote is important! Please cast your vote and play a part in Pursuit’s future.

Shareholders of record, who hold shares registered in their names, can vote by:

Internet www.proxydocs.com/PRSU prior to the virtual Annual Meeting (and during the virtual Annual Meeting by registering at www.proxydocs.com/PRSU)	Calling 866-834-6031 Toll-free from the U.S. or Canada	Mail Return the signed proxy card

The deadline for voting online or by telephone is 8:00 a.m. MDT on June 4, 2026. If you vote by mail, your proxy card must be received before the Annual Meeting. If you hold shares in a Pursuit 401(k) plan, your voting instructions must be received by 11:59 p.m. ET on June 1, 2026.

Shareholders of record may vote online during the Annual Meeting. Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, may vote online during the Annual Meeting as described below. You may cast your vote electronically during the Annual Meeting using the control number which appears on the Notice of Internet Availability of proxy materials, or the proxy card (printed in the gray box), or on any additional voting instructions that accompanied your proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number.

Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. A beneficial owner may only vote online during the annual meeting if the beneficial owner has obtained (and provided to the Company) a valid legal proxy to vote the shares from the record holder. Please vote all of your shares.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

If you are a shareholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote during the Annual Meeting while participating in the Annual Meeting. Even if you plan to participate in our Annual Meeting via virtual web conference, please submit your proxy or provide your voting instructions as soon as possible.

A list of shareholders entitled to vote will be available for examination for 10 days ending the day prior to the Annual Meeting at our principal executive office at the address listed above.

Revoking Your Proxy

You may revoke your proxy by:

•
Delivering a signed, written revocation letter prior to the closing of the polls at the Annual Meeting, dated later than the proxy, to the Corporate Secretary, at our principal executive office as listed in the notice of meeting attached to this Proxy Statement;
•
Delivering a signed proxy, dated later than the first one prior to the closing of the polls at the Annual Meeting, the Corporate Secretary, at our principal executive office as listed in the notice of meeting attached to this Proxy Statement;
•
Submitting a later dated proxy over the Internet or by telephone prior to the time the voting facilities close; or
•
Participating in the Annual Meeting webcast and voting during the meeting. Your participation at the meeting will not by itself revoke your proxy unless you choose to vote during the meeting.

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Submission of Shareholder Proposals and Director Nominations

Pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at our 2027 annual meeting of shareholders must be received at our principal executive offices not later than the close of business, Denver local time, on December 16, 2026, which is 120 days prior to the first anniversary of the mailing date of this Proxy Statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our 2027 Proxy Statement.

Under our Bylaws, any shareholder proposal or director nomination that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2027 annual meeting, must be received at our principal executive offices no earlier than the close of business on February 4, 2027, and no later than the close of business on March 6, 2027. If the date of the annual meeting of shareholders is more than 30 days before or more than 60 days after the first anniversary of the date of the 2026 annual meeting, in order for the notice by the shareholder to be timely, such notice must be delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such shareholder proposal or directory nomination must also comply with the requirements set forth in our Bylaws.

Shareholders should direct all proposals, director nominations, or related questions in writing to the office of the Corporate Secretary at the address listed in the notice of meeting attached to this Proxy Statement.

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Additional Filings

Our website address is www.pursuit.com. All of our SEC filings, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports, are available free of charge on our website as soon as reasonably practicable after we electronically file that material with, or furnish it to, the SEC by clicking “Investors” and navigating to the “Financials” subtab for “SEC Filings.” The information contained on our website is neither a part of, nor incorporated by reference into, this proxy statement. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders by contacting Pursuit by mail at Pursuit Attractions and Hospitality, Inc., Attention: Corporate Secretary, 1401 17th Street, Suite 1400, Denver, Colorado 80202 or by email at IR@pursuit.com.

PLEASE SIGN, DATE, AND MAIL YOUR PROXY CARD NOW

OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.

WE APPRECIATE YOUR PROMPT RESPONSE!

Pursuit 2026 PROXY STATEMENT | 80

Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Pursuit P.O. BOX 8016, CARY, NC 27512-9903 Pursuit Attractions and Hospitality, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 7, 2026 Thursday, June 4, 2026 8:00 AM, Mountain Daylight Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/PRSU for more details Internet: www.proxypush.com/PRSU • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-834-6031 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Mountain Daylight Time, June 4, 2026. (except as specified below for holders through the 401(k) plan) This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints David Barry and Michael "Bo" Heitz (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Pursuit Attractions and Hospitality, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified, with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you hold shares in any 401(k) savings plan of the Company (the "Plan"), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any Plan. Shares in the Plan for which voting instructions are not received by Monday, June 1, 2026 at 11:59 PM Eastern Time or if no choice is specified, will be voted by an independent fiduciary. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Pursuit Pursuit Attractions and Hospitality, Inc. Annual Meeting of Stockholders Please make your marks like this: Pursuit Attractions and Hospitality, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Elect two Class I directors, to serve until the 2029 annual meeting of shareholders. 1.01 Joshua E. Schechter 1.02 Jill H. Bright 2. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2026. 3. Approve, on an advisory basis, the compensation of our named executive officers. NOTE: In their discretion, the proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. FOR FOR FOR FOR FOR FOR AGAINST AGAINST ABSTAIN ABSTAIN You must register to attend the meeting online and/or participate at www.proxydocs.com/PRSU Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date